                                                       1933 Act File No. 2-88912
                                                      1940 Act File No. 811-3942

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                           Pre-Effective Amendment No.                       / /

                         Post-Effective Amendment No. 38                     /X/
                                     and/or
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         /X/
                                     OF 1940

                                AMENDMENT No. 38                             /X/

                     LORD ABBETT MUNICIPAL INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 90 Hudson Street Jersey City, New Jersey 07302
                 ----------------------------------------------
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

           Christina T. Simmons, Vice President & Assistant Secretary
                 90 Hudson Street Jersey City, New Jersey 07302
                 ----------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ /      immediately upon filing pursuant to paragraph (b)

/X/      on February 1, 2006 pursuant to paragraph (b)

/ /      60 days after filing pursuant to paragraph (a) (1)

/ /      on (date) pursuant to paragraph (a) (1)

/ /      75 days after filing pursuant to paragraph (a) (2)

/ /      on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

[LORD ABBETT LOGO]


                                                                FEBRUARY 1, 2006


                                                                      PROSPECTUS

LORD ABBETT

  MUNICIPAL INCOME FUND

  MUNICIPAL INCOME TRUST
     NATIONAL TAX-FREE FUND
     CALIFORNIA TAX-FREE FUND
     CONNECTICUT TAX-FREE FUND
     HAWAII TAX-FREE FUND
     MINNESOTA TAX-FREE FUND
     MISSOURI TAX-FREE FUND
     NEW JERSEY TAX-FREE FUND
     NEW YORK TAX-FREE FUND
     TEXAS TAX-FREE FUND
     WASHINGTON TAX-FREE FUND
     INSURED INTERMEDIATE TAX-FREE FUND
     FLORIDA TAX-FREE TRUST
     GEORGIA TAX-FREE TRUST
     MICHIGAN TAX-FREE TRUST
     PENNSYLVANIA TAX-FREE TRUST

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS P SHARES OF EACH FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                            PAGE
                          THE FUNDS

                                Goal                                         3
                                Principal Strategy                           3
                                Main Risks                                   5
Information about               National Tax-Free Fund                       13
performance, fees               California Tax-Free Fund                     17
and expenses                    Connecticut Tax-Free Fund                    21
                                Hawaii Tax-Free Fund                         25
                                Minnesota Tax-Free Fund                      29
                                Missouri Tax-Free Fund                       33
                                New Jersey Tax-Free Fund                     37
                                New York Tax-Free Fund                       41
                                Texas Tax-Free Fund                          45
                                Washington Tax-Free Fund                     49
                                Insured Intermediate Tax-Free Fund           53
                                Florida Tax-Free Trust                       57
                                Georgia Tax-Free Trust                       61
                                Michigan Tax-Free Trust                      65
                                Pennsylvania Tax-Free Trust                  69
                                Additional Investment Information            73
                                Management                                   79

                          YOUR INVESTMENT

Information for managing        Purchases                                    81
your Fund account               Sales Compensation                           97
                                Opening Your Account                         103
                                Redemptions                                  105
                                Distributions and Taxes                      106
                                Services For Fund Investors                  112

                             TABLE OF CONTENTS CON'T


                                                                            PAGE
                          FINANCIAL INFORMATION

Financial highlights            National Tax-Free Fund                       114
                                California Tax-Free Fund                     117
                                Connecticut Tax-Free Fund                    119
                                Hawaii Tax-Free Fund                         120
                                Minnesota Tax-Free Fund                      121
                                Missouri Tax-Free Fund                       122
                                New Jersey Tax-Free Fund                     123
                                New York Tax-Free Fund                       124
                                Texas Tax-Free Fund                          126
                                Washington Tax-Free Fund                     127
                                Insured Intermediate Tax-Free Fund           128
                                Florida Tax-Free Trust                       132
                                Georgia Tax-Free Trust                       134
                                Michigan Tax-Free Trust                      135
                                Pennsylvania Tax-Free Trust                  136

                          ADDITIONAL INFORMATION

How to learn more about         Back Cover
the Funds and other
Lord Abbett Funds

                                    THE FUNDS

GOAL

     The investment objective of each Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each Fund (except for the National and Insured Intermediate Funds) also seeks as high a level of interest income exempt from the personal income tax of its state as is consistent with reasonable risk. The New York Fund also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk. At present, Florida, Texas and Washington do not impose a personal income tax.

PRINCIPAL STRATEGY

     To pursue its goal, under normal market conditions each Fund primarily invests in municipal bonds which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. At least 70% of the municipal bonds held by each Fund at the time of purchase must be rated within the three highest grades assigned by a Rating Agency or deemed to be of comparable quality by Lord Abbett.

     Under normal market conditions, each Fund attempts to invest at least 80% of its net assets in MUNICIPAL BONDS, the interest on which is exempt from federal, its corresponding state's and, in the case of the New York Fund, New York City personal income tax (this policy may not be changed without shareholder approval). If the interest on a particular municipal bond is so exempt, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of the named state or city.

     In addition, the Insured Intermediate Fund invests at least 80% of its net assets in insured municipal bonds. Shareholders will be given at least 60 days' notice of any

[SIDENOTE]


LORD ABBETT MUNICIPAL INCOME FUND, INC.
  National Tax-Free Fund
  California Tax-Free Fund
  Connecticut Tax-Free Fund
  Hawaii Tax-Free Fund
  Minnesota Tax-Free Fund
  Missouri Tax-Free Fund
  New Jersey Tax-Free Fund
  New York Tax-Free Fund
  Texas Tax-Free Fund
  Washington Tax-Free Fund

LORD ABBETT MUNICIPAL INCOME TRUST
  Insured Intermediate Tax-Free Fund
  Florida Tax-Free Trust
  Georgia Tax-Free Trust
  Michigan Tax-Free Trust
  Pennsylvania Tax-Free Trust

WE OR THE FUNDS refers to any one or more of the portfolios of Lord Abbett Municipal Income Fund, Inc. or Lord Abbett Municipal Income Trust listed above.


LORD ABBETT refers to Lord, Abbett & Co. LLC, each Fund's investment adviser.

ABOUT EACH FUND. Each Fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. Each strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

     change in this policy. If the policy is changed, the Fund will need to change its name to remove the word "insured".

     Each Fund may invest in certain derivative investments such as swap transactions, interest rate caps and similar instruments, and residual interest bonds (also known as "inverse floaters"), in an attempt to increase income.

     Under normal circumstances, we intend to maintain the average weighted stated maturity of each Fund, except for the Insured Intermediate Fund, at between ten and thirty-five years and as to the Insured Intermediate Fund, we intend to maintain the average weighted stated maturity at between three and ten years. A substantial amount of a Fund's holdings may be "callable," a feature that allows the bond issuer to redeem the bond before its maturity date.

     In selecting municipal bonds, we focus on:

     -  CREDIT QUALITY - an issuer's ability to pay principal and interest

     - INCOME TAX EXEMPTION - the bond issuer's ability to pay interest free from federal, state and/or local personal income taxes

     - TOTAL RETURN POTENTIAL - the return possibilities for an investment over a period of time, including appreciation and interest

     - CALL PROTECTION - assurance by an issuer that it will not redeem a bond earlier than anticipated

     While typically fully invested, we may take a temporary defensive position in: (i) short-term tax-exempt securities, and (ii) cash, investment grade commercial paper, and short-term U.S. Government Securities. This could reduce tax-exempt income and prevent a Fund from achieving its investment objective.

     Temporary defensive investments in taxable securities and investments in certain municipal bonds called private activity bonds will be limited to 20% of a Fund's assets. The income from private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

[SIDENOTE]


REASONABLE RISK. Each Fund assesses risk by considering the volatility the Fund has over time. By volatility we mean the level of price fluctuations in a Fund's holdings. The Funds, except the Insured Intermediate Fund, believe that a volatility that generally approximates the volatility of the Lehman Brothers Municipal Long Current Coupon Bond Index represents a reasonable risk. The Insured Intermediate Fund believes that a volatility that generally approximates the volatility of the Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index represents a reasonable risk.


MUNICIPAL BONDS ("bonds") are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state and/or local personal income taxes. Municipal bonds generally are divided into two types:

- GENERAL OBLIGATION BONDS are secured by the full faith and credit of the issuer and its taxing power.

- REVENUE BONDS are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Industrial development bonds and private activity bonds are revenue bonds.

MAIN RISKS

     FOR ALL FUNDS - Each Fund's performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund's investments typically will lose value. This risk is usually greater for longer-term bonds and particularly for inverse floaters than for shorter-term bonds. As a result, the Funds, which tend to invest in longer term bonds and inverse floaters to a greater degree than some municipal bond funds, normally will have greater market risk than those funds.

     Additional risks that could reduce each Fund's performance or increase volatility include the following:

     - CREDIT RISK - If the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insurance or other credit enhancements supporting a Fund's investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating of any of the municipal bond insurers that insure securities in a Fund's portfolio may affect the value of the securities they insure, the Fund's share prices, and Fund performance. A Fund might also be adversely affected by the inability of an insurer to meet its insurance obligations.

     - CALL RISK - As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

     - GOVERNMENTAL RISK - Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, a Fund's performance may be affected by local, state, and regional factors depending on the states in

[SIDENOTE]

INSURED MUNICIPAL BONDS are securities that are covered by insurance policies that guarantee timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds themselves. Generally, the Insured Intermediate Fund will buy insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently there are five such insurers.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB), (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

        which the Fund's investments are issued. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems.

     - LEGISLATIVE RISK - Legislative changes in the tax-exempt character of particular municipal bonds could have an adverse effect on municipal bond prices.

     - MANAGEMENT RISK - If certain sectors or investments do not perform as expected, the Funds could underperform other similar funds or lose money.


     - RECLASSIFICATION RISK - The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Funds attempt to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income. In such a case, the Funds might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.


     Each Fund (except the National and Insured Intermediate Funds) is nondiversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

     In addition, loss may result from a Fund's investments in certain derivative transactions such as swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase a Fund's interest rate risk.

     An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds may not be appropriate for all investors and none of the Funds is a complete investment program. You could lose money investing in the Funds.


     STATE AND TERRITORY RISKS - Because each Fund other than the National and Insured Intermediate Funds focuses on a particular state or territory, each Fund's performance may be more affected by local, state and regional factors than a Fund that invests in municipal bonds issued in many states. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies, or significant world events, may harm the performance of any of the Funds (including the National and Insured Intermediate Funds), and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. Certain state and local governments and other government issuers suffered significant drops in revenues coinciding with the recent U.S. economic recession, resulting in a very difficult period for state and local governments. Despite the economic improvement in the nation as a whole, many states have continued to suffer fiscal imbalances, which could have significant consequences for each of the Funds. This is because a worsening of the economic position of a state or other issuer of bonds in which one of the Funds invests could lower the value of that Fund's investments and could cause you to lose money. The following information summarizes some special risks that may affect the states and territory indicated, each of which could affect the value of the bonds held by the corresponding Funds.

     - PUERTO RICO BONDS - Each Fund may invest in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. Puerto Rico has a recent history of large operating deficits financed with borrowing and the use of one-time revenues to address structural deficits. Both Standard & Poor's and Moody's downgraded the Commonwealth's underlying ratings at mid-year in 2005. Ongoing concerns with Puerto Rico's expenditure and accounting controls, weak revenue growth, and cost overruns contribute to a difficult financial outlook for fiscal 2006. Puerto Rico's unemployment rate continues to substantially exceed the U.S. average and the Commonwealth needs to address its substantial unfunded public employee pension liabilities.

     - CALIFORNIA BONDS - California's bond ratings maintained a positive outlook at the end of 2005, despite significant fiscal challenges faced by the State. The State enjoys a large, diversified and wealthy economy, and is in the midst of a sustained trend of recovery in private sector employment and personal income growth. Although revenues are increasing and a budgetary crisis was averted last year, California still faces substantial financial challenges resulting from structural imbalances between revenues and expenditures, which may be exacerbated in future years by expected increases in government spending commitments. Various constitutional and statutory provisions may also cause a decrease in revenues and thus affect the ability of issuing authorities to meet their financial obligations.

     - CONNECTICUT BONDS - Connecticut continues to enjoy a stable debt-rating outlook, reflecting the expectation that the State will maintain fiscal balance and build its reserves as the economy grows. The State's depleted reserves and high debt levels remain a concern, as do significant pension liabilities. Nevertheless, the State continues to pursue an ambitious debt retirement policy to address this burden.

     - FLORIDA BONDS - Florida continues its trend of strong economic performance. The State's service-oriented economy continues to perform well, having weathered the recent recession and numerous hurricanes without significant impact on the State's general fund balances or revenue growth. Financial services, tourism and healthcare services lead Florida in job growth.

     - GEORGIA BONDS - Georgia's credit outlook remains stable. Despite setbacks in the textile and airline industries, the State continues to foster economic diversification to position Georgia for growth. Conservative fiscal practices that helped the State to weather the recent recession should enable the State to rebuild its depleted reserves.

     - HAWAII BONDS - Hawaii continues to experience strong revenue gains as it has over the past three fiscal years, reflecting an expanding tourist economy and strong trends in other areas, including employment gains and strong housing. The State had an operating surplus for fiscal 2005 and projects surpluses for 2006 and 2007. Current economic trends suggest continued revenue growth and budget stability, though any disruption in air travel or other unforeseen events that could affect the confidence of visitors would have a negative impact on the State's economy.

     - MICHIGAN BONDS - Michigan's ratings remain stable. While the State continues to trail the rest of the country in recovering from the recession, Michigan's balanced budgets and conservative forecasting have allowed the State to navigate the economic challenges through which it has moved in recent years. Ongoing economic challenges and the State's limited liquidity will likely limit prospects for an upgrade in Michigan's ratings, but the State's prudence in dealing with these issues suggests continued stability.

     - MINNESOTA BONDS - Minnesota's economy has continued to rebound after suffering from the 2001 recession and aftermath, but political friction in the State has precluded policymakers from addressing ongoing budgetary challenges. As a result, the state has recently relied on temporary fixes such as spending cuts and revenue-enhancing measures to resolve budget shortfalls. The State relies heavily on individual, sales, and corporate income taxes, all of which are sensitive to economic conditions.

     - MISSOURI BONDS - Despite recent signs of economic recovery, decreasing unreserved balance levels of the State's two largest operating funds over the last four years illustrate Missouri's weakened post-recession economy. The State achieves break-even operations largely due to the Governor's constitutional power to withhold funds when necessary to bring anticipated revenues in line with expenditures. Additionally, the State faces significant challenges related to Medicaid, education, and correctional institutions as expenditure demands continue to outpace general revenue collections.

     - NEW JERSEY BONDS - New Jersey has a diversified economic base and high wealth and income levels, but the recession drastically reduced State revenues and New Jersey has faced large structural deficits since 2002. As a result of the challenges facing the State, which in recent years has frequently borrowed money in order to balance its budget, Moody's Investors Service lowered New Jersey's general bond rating from Aa2 to Aa3 in July of 2004. Recent governmental actions suggest that New Jersey may be making progress in addressing its structural budgetary problems, but the State will likely have to continue to look toward economic growth to help achieve structural balance.

     - NEW YORK BONDS - New York State and many of its political subdivisions and authorities have faced extraordinary budget challenges as a result of the September 11th terrorist attacks and the national economic recession. Although recent indicators suggest a trend of recovery, including Moody's Investors Service's decision to upgrade the State's general obligation bond rating to Aa3 from A1, the state is still hampered by significant budgetary challenges. Significantly, a highly polarized political process still exists in the state, which must address uncertainty regarding educational spending requirements resulting from a recent court case and significant transportation capital expenditures. Additionally, the State's heavy reliance on the volatile securities and financial services industries also poses a significant risk for State revenues.

     - PENNSYLVANIA BONDS - The national economic recession had a marked impact on Pennsylvania's economy. Recovery at the state level has been uneven, especially with regard to job creation, although recent indicators suggest that the Commonwealth's economy is improving. The Commonwealth nevertheless faces future budgetary pressure from rising spending commitments in areas including child welfare and medical assistance expenditures for its large elderly population. Additionally, most of the Commonwealth's revenues derive from personal and corporate income taxes and sales taxes, all of which can be sensitive to economic conditions.

     - TEXAS BONDS - The national recession surfaced in Texas later than in other states, with the State's gross state product (GSP) growth gradually slowing between 2000 and 2003, although recent projections indicate that the economy has rebounded at least moderately. The State's job growth also lags behind the national rate, while its unemployment is more closely aligned with national trends. Other risks include rising spending pressures in areas such as school finance reform, which in light of a court decision striking down the state's current funding formula as unconstitutional will likely require substantial expenditure increases, criminal justice transportation, water development, and transportation.

     - WASHINGTON BONDS - Washington's economy has faced significant challenges due to the national recession. These challenges have been exacerbated by the State's heavy reliance on the aerospace technology fields, whose rounds of layoffs and downsizing have placed significant budgetary pressure on the State, its above-average debt levels, and fiscal uncertainty associated with voter initiatives. Additionally, although recent economic factors indicate that the State's economy has improved, a downturn in key economic sectors could adversely affect the State's economy, which is dependent on national and world (rather than local) economic conditions.

                             NATIONAL TAX-FREE FUND    -------------------------
                                                       Symbols: Class A - LANSX
                                                                Class B - LANBX
                                                                Class C - LTNSX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996           +4.0%
1997          +10.0%
1998           +6.4%
1999           -5.6%
2000          +12.7%
2001           +4.2%
2002           +8.8%
2003           +4.7%
2004           +3.9%
2005           +3.7%

BEST QUARTER 4th Q '00     +5.5%
WORST QUARTER 2nd Q '04    -3.2%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                                          NATIONAL TAX-FREE FUND

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                                                        LIFE OF
SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS       FUND(1)
Class A Shares
 Return Before Taxes                                                           0.30%         4.32%         4.82%            -
 Return After Taxes on Distributions                                           0.30%         4.31%         4.75%            -
 Return After Taxes on Distributions and Sale of Fund Shares                   1.57%         4.33%         4.76%            -
Class B Shares                                                                -0.99%         4.18%            -          4.84%
Class C Shares                                                                 3.01%         4.35%            -          4.93%
Lehman Brothers Municipal Bond Index(2)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%         6.03%(3)
Lehman Brothers Municipal Long Current Coupon Bond Index(2)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%         6.21%(3)


(1) The date of inception for Class B shares and Class C shares is 8/1/96 and 7/15/96, respectively.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.


(3) Represents total returns for the period 7/31/96 - 12/31/05, to correspond with Class B and C inception dates.

                                                          NATIONAL TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                              CLASS A     CLASS B(1)      CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                    3.25%(2)      none          none          none
Maximum Deferred Sales Charge
 (See "Purchases")(3)                                                          none(4)       5.00%         1.00%(5)      none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                            0.45%         0.45%         0.45%         0.45%
Distribution and Service (12b-1) Fees(6)                                       0.35%         1.00%         1.00%         0.45%
Other Expenses                                                                 0.14%         0.14%         0.14%         0.14%
Total Operating Expenses(7)                                                    0.94%         1.59%         1.59%         1.04%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.


(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class B and C shares, and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                          NATIONAL TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  418      $  615      $   828      $ 1,442
Class B Shares                     $  662      $  802      $ 1,066      $ 1,715
Class C Shares                     $  262      $  502      $   866      $ 1,889
Class P Shares                     $  106      $  331      $   574      $ 1,271


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  418      $  615      $   828      $ 1,442
Class B Shares                     $  162      $  502      $   866      $ 1,715
Class C Shares                     $  162      $  502      $   866      $ 1,889
Class P Shares                     $  106      $  331      $   574      $ 1,271

                            CALIFORNIA TAX-FREE FUND   -------------------------
                                                       Symbols: Class A - LCFIX
                                                                Class C - CALAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996          +3.4%
1997          +8.9%
1998          +6.1%
1999          -6.4%
2000         +14.9%
2001          +4.4%
2002          +7.6%
2003          +3.7%
2004          +4.5%
2005          +4.0%

BEST QUARTER 3rd Q '02     +5.5%
WORST QUARTER 2nd Q '04    -3.0%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

                                                        CALIFORNIA TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                                                        LIFE OF
SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS       FUND(1)
Class A Shares
 Return Before Taxes                                                           0.54%         4.12%         4.63%            -
 Return After Taxes on Distributions                                           0.54%         4.12%         4.63%            -
 Return After Taxes on Distributions and Sale of Fund
Shares                                                                         1.69%         4.16%         4.64%            -
Class C Shares                                                                 3.37%         4.20%            -          4.78%
Lehman Brothers Municipal Bond Index(2)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%         6.03%(3)
Lehman Brothers Municipal Long Current Coupon Bond Index(2)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%         6.21%(3)


(1)  The date of inception for Class C shares is 7/15/96.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 7/31/96 - 12/31/05, to correspond with Class C inception date.

                                                        CALIFORNIA TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A           CLASS C            CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)           none               none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                            none(3)            1.00%(4)           none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.45%              0.45%              0.45%
Distribution and Service (12b-1) Fees(5)                                         0.35%              1.00%              0.45%
Other Expenses                                                                   0.13%              0.13%              0.13%
Total Operating Expenses(6)                                                      0.93%              1.58%              1.03%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.


(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                        CALIFORNIA TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  417      $  612      $   823      $ 1,431
Class C Shares                     $  261      $  499      $   860      $ 1,878
Class P Shares                     $  105      $  328      $   569      $ 1,259

You would pay the following expenses if you did not redeem your shares:

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  417      $  612      $   823      $ 1,431
Class C Shares                     $  161      $  499      $   860      $ 1,878
Class P Shares                     $  105      $  328      $   569      $ 1,259

                            CONNECTICUT TAX-FREE FUND  -------------------------
                                                       Symbol: Class A - LACTX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996         +4.2%
1997         +8.8%
1998         +6.3%
1999         -5.6%
2000        +11.8%
2001         +5.4%
2002         +8.5%
2003         +4.6%
2004         +4.9%
2005         +3.2%

BEST QUARTER 3rd Q '02     +5.1%
WORST QUARTER 2nd Q '99    -2.3%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compared to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                       CONNECTICUT TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                                                          -0.16%         4.62%         4.77%
 Return After Taxes on Distributions                                          -0.16%         4.62%         4.77%
 Return After Taxes on Distributions and Sale of Fund Shares                   1.35%         4.61%         4.77%
Lehman Brothers Municipal Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%
Lehman Brothers Municipal Long Current Coupon Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                       CONNECTICUT TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                 CLASS A     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)      none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                            none(3)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.45%         0.45%
Distribution and Service (12b-1) Fees(4)                                         0.35%         0.45%
Other Expenses                                                                   0.16%         0.16%
Total Operating Expenses                                                         0.96%         1.06%
Expense Reimbursement(5)                                                        (0.01)%       (0.01)%
Net Expenses(5)                                                                  0.95%         1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $392,000 of expenses, or approximately 0.43% of the Fund's net assets, for the year ending September 30, 2006. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements) are 0.52%, and 0.62% for Class A and Class P shares. Lord Abbett may stop the voluntary reimbursement at any time.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                       CONNECTICUT TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  419      $  620      $   838      $ 1,464
Class P Shares                     $  107      $  336      $   584      $ 1,293


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  419      $  620      $   838      $ 1,464
Class P Shares                     $  107      $  336      $   584      $ 1,293

                              HAWAII TAX-FREE FUND     -------------------------
                                                       Symbol: Class A - LAHIX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996         +3.8%
1997         +8.5%
1998         +6.2%
1999         -5.1%
2000        +11.4%
2001         +3.7%
2002         +8.5%
2003         +4.0%
2004         +4.2%
2005         +2.5%

BEST QUARTER 3rd Q '02     +4.9%
WORST QUARTER 2nd Q '99    -2.3%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                            HAWAII TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                                                          -0.80%         3.85%         4.33%
 Return After Taxes on Distributions                                          -0.80%         3.85%         4.33%
 Return After Taxes on Distributions and Sale of Fund Shares                   0.87%         3.92%         4.38%
Lehman Brothers Municipal Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%
Lehman Brothers Municipal Long Current Coupon Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                            HAWAII TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A             CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)            none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                            none(3)             none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.45%               0.45%
Distribution and Service (12b-1) Fees(4)                                         0.35%               0.45%
Other Expenses                                                                   0.16%               0.16%
Total Operating Expenses                                                         0.96%               1.06%
Expense Reimbursement(5)                                                        (0.01)%             (0.01)%
Net Expenses(5)                                                                  0.95%               1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares. In addition, for the fiscal year ending September 30, 2006, Lord Abbett expects to voluntarily reimburse approximately $184,000 of expenses, or approximately 0.23% of the Fund's net assets. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements) are 0.72% and 0.82% for Class A and Class P shares. Lord Abbett may stop the voluntary reimbursement at any time.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            HAWAII TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  419      $  620      $   838      $ 1,464
Class P Shares                     $  107      $  336      $   584      $ 1,293


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  419      $  620      $   838      $ 1,464
Class P Shares                     $  107      $  336      $   584      $ 1,293

                             MINNESOTA TAX-FREE FUND   -------------------------
                                                       Symbol: Class A - LAMNX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996        +3.4%
1997        +8.7%
1998        +6.4%
1999        -5.3%
2000       +13.0%
2001        +4.8%
2002        +8.8%
2003        +4.8%
2004        +4.6%
2005        +3.6%

BEST QUARTER 4th Q '00     +5.4%
WORST QUARTER 1st Q '96    -2.7%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                         MINNESOTA TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                                                           1 YEAR       5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                                                   0.32%         4.61%         4.83%
 Return After Taxes on Distributions                                   0.32%         4.61%         4.83%
 Return After Taxes on Distributions and
Sale of Fund Shares                                                    1.57%         4.58%         4.83%
Lehman Brothers Municipal Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                   3.51%         5.59%         5.71%
Lehman Brothers Municipal Long Current Coupon Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                   7.56%         6.34%         5.76%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                         MINNESOTA TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A             CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)            none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                            none(3)             none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.45%               0.45%
Distribution and Service (12b-1) Fees(4)                                         0.00%               0.45%
Other Expenses                                                                   0.23%               0.23%
Total Operating Expenses                                                         0.68%               1.13%
Expense Reimbursement(5)                                                        (0.00)%             (0.08)%
Net Expenses(5)                                                                  0.68%               1.05%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.


(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A average daily net assets.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         MINNESOTA TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  392      $  535      $   691      $ 1,144
Class P Shares                     $  107      $  351      $   615      $ 1,367


You would pay the following expenses if you did not redeem your shares:


Class A Shares                     $  392      $  535      $   691      $ 1,144
Class P Shares                     $  107      $  351      $   615      $ 1,367

                             MISSOURI TAX-FREE FUND    -------------------------
                                                       Symbol: Class A - LAMOX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996          +3.7%
1997          +8.5%
1998          +5.7%
1999          -4.4%
2000         +11.8%
2001          +5.1%
2002          +8.4%
2003          +4.5%
2004          +3.8%
2005          +3.5%

BEST QUARTER 4th Q '00     +5.0%
WORST QUARTER 2nd Q '04    -2.9%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                          MISSOURI TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                                                           0.10%         4.35%         4.61%
 Return After Taxes on Distributions                                           0.08%         4.34%         4.61%
 Return After Taxes on Distributions and Sale of Fund Shares                   1.48%         4.34%         4.61%
Lehman Brothers Municipal Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%
Lehman Brothers Municipal Long Current Coupon Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                          MISSOURI TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                 CLASS A      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)      none
Maximum Deferred
Sales Charge
 (See "Purchases")(2)                                                            none(3)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.45%         0.45%
Distribution and Service (12b-1) Fees(4)                                         0.35%         0.45%
Other Expenses                                                                   0.14%         0.14%
Total Operating Expenses(5)                                                      0.94%         1.04%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $755,000 of expenses, or approximately 0.47% of the Fund's net assets, for the year ending September 30, 2006. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements) are 0.47% and 0.57% for Class A and Class P shares. Lord Abbett may stop the voluntary reimbursement at any time.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                          MISSOURI TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  418      $  615      $   828      $ 1,442
Class P Shares                     $  106      $  331      $   574      $ 1,271


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  418      $  615      $   828      $ 1,442
Class P Shares                     $  106      $  331      $   574      $ 1,271

                            NEW JERSEY TAX-FREE FUND   -------------------------
                                                       Symbol: Class A - LANJX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996       +4.1%
1997       +8.9%
1998       +6.5%
1999       -5.6%
2000      +12.5%
2001       +4.7%
2002       +7.6%
2003       +3.4%
2004       +3.8%
2005       +3.7%

BEST QUARTER 4th Q '00     +5.0%
WORST QUARTER 2nd Q '99    -2.9%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                        NEW JERSEY TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                                                                   1 YEAR       5 YEARS      10 YEARS
Class A Shares
 Return Before Taxes                                                           0.36%         3.94%         4.50%
 Return After Taxes on Distributions                                           0.36%         3.94%         4.42%
 Return After Taxes on Distributions and Sale of Fund Shares                   1.61%         4.01%         4.48%
Lehman Brothers Municipal Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%
Lehman Brothers Municipal Long Current Coupon Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                        NEW JERSEY TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A             CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)            none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                            none(3)             none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.45%               0.45%
Distribution and Service (12b-1) Fees(4)                                         0.35%               0.45%
Other Expenses                                                                   0.15%               0.15%
Total Operating Expenses(5)                                                      0.95%               1.05%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.


(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares. In addition, for the fiscal year ending September 30, 2006, Lord Abbett expects to voluntarily reimburse approximately $122,000 of expenses, or approximately 0.09% of the Fund's net assets. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements) are 0.86% and 0.96% for Class A and Class P shares. Lord Abbett may stop the voluntary reimbursement at any time.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                        NEW JERSEY TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  419     $   618      $    833    $  1,453
Class P Shares                     $  107     $   334      $    579    $  1,283


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  419     $   618      $   833     $  1,453
Class P Shares                     $  107     $   334      $   579     $  1,283

                             NEW YORK TAX-FREE FUND    -------------------------
                                                       Symbols: Class A - LANYX
                                                                Class C - NYLAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996           +3.7%
1997           +8.5%
1998           +6.1%
1999           -4.7%
2000          +14.0%
2001           +4.3%
2002           +9.5%
2003           +4.4%
2004           +4.1%
2005           +2.8%

BEST QUARTER 4th Q '00     +6.3%
WORST QUARTER 2nd Q '04    -2.6%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are

                                                          NEW YORK TAX-FREE FUND

     not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                                                        LIFE OF
SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS       FUND(1)
Class A Shares
 Return Before Taxes                                                          -0.56%         4.29%         4.81%            -
 Return After Taxes on Distributions                                          -0.56%         4.29%         4.81%            -
 Return After Taxes on Distributions and Sale of Fund Shares                   1.08%         4.33%         4.82%            -
Class C Shares                                                                 2.19%         4.35%            -          4.92%

Lehman Brothers Municipal Bond Index(2)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%         6.03%(3)
Lehman Brothers Municipal Long Current Coupon Bond Index(2)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%         6.21%(3)


(1)  The date of inception for Class C shares is 7/15/96.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total returns for the period 7/31/96 - 12/31/05, to correspond with Class C inception date.

                                                          NEW YORK TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                              CLASS A     CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                    3.25%(1)    none          none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                          none(3)     1.00%(4)      none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                            0.45%       0.45%         0.45%
Distribution and Service (12b-1) Fees(5)                                       0.35%       1.00%         0.45%
Other Expenses                                                                 0.14%       0.14%         0.14%
Total Operating Expenses(6)                                                    0.94%       1.59%         1.04%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.


(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $729,000 of expenses, or approximately 0.30% of the Fund's net assets, for the year ending September 30, 2006. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements) are 0.64%, 1.29%, and 0.74% for Class A, Class C, and Class P shares. Lord Abbett may stop the voluntary reimbursement at any time.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                          NEW YORK TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  418     $   615      $   828     $  1,442
Class C Shares                     $  262     $   502      $   866     $  1,889
Class P Shares                     $  106     $   331      $   574     $  1,271

You would pay the following expenses if you did not redeem your shares:

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  418     $   615      $   828     $  1,442
Class C Shares                     $  162     $   502      $   866     $  1,889
Class P Shares                     $  106     $   331      $   574     $  1,271

                               TEXAS TAX-FREE FUND     -------------------------
                                                       Symbol: Class A - LATIX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996          +4.0%
1997          +9.7%
1998          +5.9%
1999          -6.7%
2000         +12.0%
2001          +4.6%
2002         +10.1%
2003          +5.0%
2004          +3.6%
2005          +2.8%

BEST QUARTER 3rd Q '02     +5.5%
WORST QUARTER 2nd Q '04    -3.1%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                             TEXAS TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                                                          -0.60%         4.48%         4.62%
 Return After Taxes on Distributions                                          -0.60%         4.48%         4.51%
 Return After Taxes on Distributions and Sale of Fund Shares                   1.09%         4.49%         4.57%
Lehman Brothers Municipal Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%
Lehman Brothers Municipal Long Current Coupon Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                             TEXAS TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                              CLASS A     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                    3.25%(1)     none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                          none(3)      none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                            0.45%        0.45%
Distribution and Service (12b-1) Fees(4)                                       0.35%(5)     0.45%
Other Expenses                                                                 0.16%        0.16%
Total Operating Expenses                                                       0.96%(5)     1.06%
Expense Reimbursement(6)                                                      (0.01)%      (0.01)%
Net Expenses(6)                                                                0.95%        1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

(6) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares. In addition, for the fiscal year ending September 30, 2006, Lord Abbett expects to voluntarily reimburse approximately $89,000 of expenses, or approximately 0.12% of the Fund's net assets. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements) are 0.83% and 0.93% for Class A and Class P shares. Lord Abbett may stop the voluntary reimbursement at any time.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                             TEXAS TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  419     $   620      $   838     $  1,464
Class P Shares                     $  107     $   336      $   584     $  1,293


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  419     $   620      $   838     $  1,464
Class P Shares                     $  107     $   336      $   584     $  1,293

                            WASHINGTON TAX-FREE FUND   -------------------------
                                                       Symbol: Class A - LAWAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996          +4.7%
1997         +10.1%
1998          +6.5%
1999          -5.9%
2000         +12.4%
2001          +4.9%
2002          +9.0%
2003          +4.4%
2004          +4.0%
2005          +3.2%

BEST QUARTER 4th Q '00     +5.3%
WORST QUARTER 2nd Q '04    -2.7%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                        WASHINGTON TAX-FREE FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                                                          -0.08%         4.37%         4.85%
 Return After Taxes on Distributions                                          -0.08%         4.37%         4.85%
 Return After Taxes on Distributions and Sale of Fund Shares                   1.50%         4.44%         4.88%
Lehman Brothers Municipal Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%
Lehman Brothers Municipal Long Current Coupon Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                        WASHINGTON TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A           CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)           none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                            none(3)            none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.45%              0.45%
Distribution and Service (12b-1) Fees(4)                                         0.00%              0.45%
Other Expenses                                                                   0.20%              0.20%
Total Operating Expenses                                                         0.65%              1.10%
Expense Reimbursement(5)                                                        (0.00)%            (0.05)%
Net Expenses(5)                                                                  0.65%              1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A average daily net assets.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                        WASHINGTON TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  389     $   526      $   675     $  1,109
Class P Shares                     $  107     $   345      $   601     $  1,336


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  389     $   526      $   675     $  1,109
Class P Shares                     $  107     $   345      $   601     $  1,336

                     INSURED INTERMEDIATE TAX-FREE FUND ------------------------
                                                        Symbol: Class A - LISAX
                                                                Class B - LISBX
                                                                Class C - LISCX
                                                                Class P - LISPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

2004            +2.3%
2005            +1.5%

BEST QUARTER 3rd Q '04     +3.0%
WORST QUARTER 2nd Q '04    -2.2%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                              INSURED INTERMEDIATE TAX-FREE FUND

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                           LIFE OF
SHARE CLASS                                                                   1 YEAR       FUND(1)
Class A Shares
 Return Before Taxes                                                           -1.77%        0.62%
 Return After Taxes on Distributions                                           -1.77%        0.62%
 Return After Taxes on Distributions and Sale of Fund
Shares                                                                          0.16%        0.94%
Class B Shares                                                                 -3.25%        0.07%
Class C Shares                                                                  0.75%        1.20%
Class P Shares                                                                  1.30%        1.78%
Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index(2)
 (reflects no deduction for fees, expenses or taxes)                            1.67%        2.46%(3)
Lipper Insured Municipal Debt Funds Average(2)
 (reflects no deduction for fees, expenses or taxes)                            2.56%        2.69%(3)


(1)  The date of inception for each class of shares is 6/30/03.


(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 6/30/03 - 12/31/05 to correspond with each class of shares inception date.

                                              INSURED INTERMEDIATE TAX-FREE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                              CLASS A     CLASS B(1)      CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                    3.25%(2)      none          none          none
Maximum Deferred Sales Charge
 (See "Purchases")(3)                                                          none(4)       5.00%         1.00%(5)      none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                            0.40%         0.40%         0.40%         0.40%
Distribution and Service (12b-1) Fees(6)                                       0.35%         1.00%         1.00%         0.45%
Other Expenses                                                                 0.66%         0.66%(7)      0.66%         0.66%
Total Operating Expenses                                                       1.41%         2.06%(7)      2.06%         1.51%
Expense Reimbursement(8)                                                      (1.16)%       (1.06)%       (1.06)%       (1.06)%
Net Expenses(8)                                                                0.25%         1.00%         1.00%         0.45%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.


(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

(8) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.25% of average daily net assets for Class A shares, 1.00% of average daily net assets for Class B and C shares, and 0.45% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                              INSURED INTERMEDIATE TAX-FREE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  350     $   646      $   964     $  1,864
Class B Shares                     $  602     $   843      $ 1,211     $  2,137
Class C Shares                     $  202     $   543      $ 1,011     $  2,305
Class P Shares                     $   46     $   373      $   723     $  1,711


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  350     $   646      $   964     $  1,864
Class B Shares                     $  102     $   543      $ 1,011     $  2,137
Class C Shares                     $  102     $   543      $ 1,011     $  2,305
Class P Shares                     $   46     $   373      $   723     $  1,711

                             FLORIDA TAX-FREE TRUST    -------------------------
                                                       Symbols: Class A - LAFLX
                                                                Class C - FLLAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996          +2.6%
1997          +8.2%
1998          +6.2%
1999          -5.5%
2000         +11.2%
2001          +4.4%
2002          +8.6%
2003          +3.9%
2004          +3.4%
2005          +2.6%

BEST QUARTER 4th Q '00     +5.2%
WORST QUARTER 2nd Q '04    -3.2%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are

                                                          FLORIDA TAX-FREE TRUST

     not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                                                        LIFE OF
SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS       FUND(1)
Class A Shares
 Return Before Taxes                                                          -0.66%         3.89%         4.12%            -
 Return After Taxes on Distributions                                          -0.66%         3.89%         4.12%            -
 Return After Taxes on Distributions and Sale of Fund Shares                   1.04%         3.98%         4.20%            -
Class C Shares                                                                 2.24%         3.90%            -          4.27%
Lehman Brothers Municipal Bond Index(2)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%         6.03%(3)
Lehman Brothers Municipal Long Current Coupon Bond Index(2)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%         6.21%(3)


(1)  The date of inception for Class C shares is 7/15/96.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total returns for the period 7/31/96 - 12/31/05, to correspond with Class C inception date.

                                                          FLORIDA TAX-FREE TRUST

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A           CLASS C            CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)           none               none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                            none(3)            1.00%(4)           none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)(3)
Management Fees
 (See "Management")                                                              0.45%              0.45%              0.45%
Distribution and Service (12b-1) Fees(5)                                         0.35%(6)           1.00%              0.45%
Other Expenses                                                                   0.17%              0.17%              0.17%
Total Operating Expenses                                                         0.97%(6)           1.62%              1.07%
Expense Reimbursement(7)                                                        (0.02)%            (0.02)%            (0.02)%
Net Expenses(7)                                                                  0.95%              1.60%              1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.


(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

(7) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, and 1.05% of average daily net assets for Class P shares. In addition, for the fiscal year ending September 30, 2006, Lord Abbett expects to voluntarily reimburse approximately $141,000 expenses, or approximately 0.19% of the Fund's net assets. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements) are 0.76%, 1.41%, and 0.86% for Class A, Class C, and Class P shares. Lord Abbett may stop the voluntary reimbursement at any time.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                          FLORIDA TAX-FREE TRUST

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  419      $  622      $   842      $ 1,474
Class C Shares                     $  263      $  509      $   879      $ 1,920
Class P Shares                     $  107      $  338      $   588      $ 1,304

You would pay the following expenses if you did not redeem your shares:

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  419      $  622      $   842      $ 1,474
Class C Shares                     $  163      $  509      $   879      $ 1,920
Class P Shares                     $  107      $  338      $   588      $ 1,304

                             GEORGIA TAX-FREE TRUST    -------------------------
                                                       Symbol: Class A - LAGAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996         +4.6%
1997        +10.5%
1998         +7.2%
1999         -4.8%
2000        +14.4%
2001         +6.0%
2002         +8.9%
2003         +5.3%
2004         +4.7%
2005         +3.5%

BEST QUARTER 4th Q '00     +5.9%
WORST QUARTER 2nd Q '04    -3.0%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                          GEORGIA TAX-FREE TRUST

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                                                           0.18%         4.95%         5.56%
 Return After Taxes on Distributions                                           0.18%         4.94%         5.45%
 Return After Taxes on Distributions and Sale of Fund Shares                   1.50%         4.86%         5.38%
Lehman Brothers Municipal Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%
Lehman Brothers Municipal Long Current Coupon Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                          GEORGIA TAX-FREE TRUST

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                 CLASS A     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)      none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                            none(3)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.45%         0.45%
Distribution and Service (12b-1) Fees(4)                                         0.25%(5)      0.45%
Other Expenses                                                                   0.17%         0.17%
Total Operating Expenses                                                         0.87%(5)      1.07%
Expense Reimbursement(6)                                                        (0.00)%       (0.02)%
Net Expenses(6)                                                                  0.87%         1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

(6) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares. In addition, for the fiscal year ending September 30, 2006, Lord Abbett expects to voluntarily reimburse approximately $369,000 of expenses, or approximately 0.35% of the Fund's net assets. Lord Abbett is also voluntarily reimbursing the Fund's Class A 12b-1 distribution fees. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements) are 0.27% and 0.70% for Class A, and Class P shares. Lord Abbett may stop the voluntary reimbursement at any time.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund became operative on October 1, 2005, the first day of the quarter subsequent to the Fund's Class A net assets reaching $100 million.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                          GEORGIA TAX-FREE TRUST

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  411     $   594      $   792     $  1,363
Class P Shares                     $  107     $   338      $   588     $  1,304


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  411     $   594      $   792     $  1,363
Class P Shares                     $  107     $   338      $   588     $  1,304

                             MICHIGAN TAX-FREE TRUST   -------------------------
                                                       Symbol: Class A - LAMIX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996         +4.3%
1997         +8.8%
1998         +6.1%
1999         -4.1%
2000        +13.4%
2001         +5.2%
2002        +10.9%
2003         +4.1%
2004         +3.7%
2005         +3.1%

BEST QUARTER 4th Q '00     +5.5%
WORST QUARTER 2nd Q '04    -2.9%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                         MICHIGAN TAX-FREE TRUST

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                                                                   1 YEAR       5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                                                          -0.31%         4.67%         5.09%
 Return After Taxes on Distributions                                          -0.31%         4.67%         5.09%
 Return After Taxes on Distributions and Sale of Fund Shares                   1.22%         4.65%         5.06%
Lehman Brothers Municipal Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           3.51%         5.59%         5.71%
Lehman Brothers Municipal Long Current Coupon Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                           7.56%         6.34%         5.76%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                         MICHIGAN TAX-FREE TRUST

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A             CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)            none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                            none(3)             none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.45%               0.45%
Distribution and Service (12b-1) Fees(4)                                         0.00%               0.45%
Other Expenses                                                                   0.18%               0.18%
Total Operating Expenses                                                         0.63%               1.08%
Expense Reimbursement(5)                                                        (0.00)%             (0.03)%
Net Expenses(5)                                                                  0.63%               1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares. In addition, for the fiscal year ending September 30, 2006, Lord Abbett expects to voluntarily reimburse approximately $61,000 of expenses, or approximately 0.08% of the Fund's net assets. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements) are 0.55% and 0.97% for Class A and Class P shares. Lord Abbett may stop the voluntary reimbursement at any time.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A average daily net assets.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         MICHIGAN TAX-FREE TRUST

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  387     $   520      $   665     $  1,086
Class P Shares                     $  107     $   340      $   593     $  1,314


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  387     $   520      $   665     $  1,086
Class P Shares                     $  107     $   340      $   593     $  1,314

                           PENNSYLVANIA TAX-FREE TRUST -------------------------
                                                       Symbol: Class A - LAPAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996        +4.2%
1997        +9.2%
1998        +6.4%
1999        -4.7%
2000       +13.3%
2001        +4.1%
2002        +8.7%
2003        +4.7%
2004        +4.7%
2005        +3.2%

BEST QUARTER 4th Q '00     +5.8%
WORST QUARTER 2nd Q '04    -2.9%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                     PENNSYLVANIA TAX-FREE TRUST

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                                                           1 YEAR       5 YEARS       10 YEARS
Class A Shares
 Return Before Taxes                                                  -0.16%         4.38%         4.93%
 Return After Taxes on Distributions                                  -0.16%         4.38%         4.93%
 Return After Taxes on Distributions and Sale of Fund Shares           1.32%         4.39%         4.92%
Lehman Brothers Municipal Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                   3.51%         5.59%         5.71%
Lehman Brothers Municipal Long Current Coupon Bond Index(1)
 (reflects no deduction for fees, expenses or taxes)                   7.56%         6.34%         5.76%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                     PENNSYLVANIA TAX-FREE TRUST

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                CLASS A             CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                      3.25%(1)            none
Maximum Deferred Sales Charge
 (See "Purchases")(2)                                                            none(3)             none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                              0.45%               0.45%
Distribution and Service (12b-1) Fees(4)                                         0.31%               0.45%
Other Expenses                                                                   0.16%               0.16%
Total Operating Expenses                                                         0.92%               1.06%
Expense Reimbursement(5)                                                        (0.00)%             (0.01)%
Net Expenses(5)                                                                  0.92%               1.05%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.


(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares. In addition, for the fiscal year ending September 30, 2006, Lord Abbett expects to voluntarily reimburse approximately $265,000 of expenses, or approximately 0.28% of the Fund's net assets. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements) are 0.64% and 0.77% for Class A and Class P shares. Lord Abbett may stop the voluntary reimbursement at any time.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                     PENNSYLVANIA TAX-FREE TRUST

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  416     $   609      $   818     $  1,420
Class P Shares                     $  107     $   336      $   584     $  1,293


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A Shares                     $  416     $   609      $   818     $  1,420
Class P Shares                     $  107     $   336      $   584     $  1,293

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Funds and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONCENTRATION. No Fund will invest more than 25% of its total assets in any industry, other than tax-exempt securities issued by governments or political subdivisions of governments to which this limitation does not apply. Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to a Fund in the event of an economic downturn in that industry. This may result generally in a lowered ability of such users to make payments on their obligations. The electric utility industry is subject to rate regulation vagaries. The health care industry suffers from two main problems - affordability and access.

     DIVERSIFICATION. The National and Insured Intermediate Funds are diversified funds. A diversified fund, with respect to 75% of total assets, will normally not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. Each of the other Funds is a nondiversified mutual fund. This means that each of the Funds may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of a nondiversified fund's investments may be more affected by a single adverse economic, political or regulatory event than the investments of a diversified fund would be.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange. A Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into. It is not currently expected that these investments will be a principal strategy of the Funds.

     RISKS OF OPTIONS AND FUTURES. Fund transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions.


     ILLIQUID SECURITIES. A Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include: domestic securities that are not readily marketable; certain municipal leases and participation interests; repurchase agreements and time deposits with a notice or demand period of more than seven days; certain structured securities and all swap transactions; and certain restricted securities (i.e., securities with terms that limit their resale to other investors or require registration under the federal securities laws before they can be sold publicly) that Lord Abbett determines to be illiquid. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


     INTEREST RATE SWAPS, CREDIT SWAPS, TOTAL RETURN SWAPS, OPTIONS ON SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund involved may also be required to pay the dollar value of that decline to the counterparty.

     The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if these investment techniques were not used. It is not currently expected that these investments will be a principal strategy of the Funds.


     PORTFOLIO TURNOVER - National Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate in excess of 100%. For the fiscal period ended September 30, 2005, the portfolio turnover rate for the National Fund was 129.11%. These rates vary from year to year. High portfolio turnover increases Fund transaction costs, may increase taxable capital gains and may adversely impact performance.


     PRIVATE ACTIVITY OR INDUSTRIAL DEVELOPMENT BONDS. Each Fund may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described under "Principal Strategy") in private activity bonds (sometimes called "AMT paper"). See "Distributions and Taxes." The credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

     RESIDUAL INTEREST BONDS. Each Fund may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance income and increase portfolio duration. A RIB, sometimes referred to as an inverse floater, is a type of "derivative" debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do RIBs provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than such similar securities. Some RIBs have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," a Fund will have paid an additional amount for a feature that proves worthless. It is currently expected that these investments may be a principal strategy of the Funds.




     ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. The Funds may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.

     Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return. If the issuer defaults, the Fund involved may not receive any return on its investment.

     An investment in zero coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on their investment. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Funds make publicly available a complete schedule of their portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.


     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT


     BOARD OF DIRECTORS/TRUSTEES. The Boards oversee the management of the business and affairs of the Funds. The Boards meet regularly to review their respective Funds' portfolio investments, performance, expenses, and operations. The Boards appoint officers who are responsible for the day-to-day operations of their respective Funds and who execute policies authorized by the Boards. More than 75 percent of the members of each Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual fund portfolios and other advisory accounts as of December 30, 2005.

     Lord Abbett is entitled to an annual management fee based on the Funds' average daily net assets. The fee is calculated daily and payable monthly. The management fee for each Fund except, the Insured Intermediate Fund, is calculated at the following annual rate:


        .45 of 1% on the first $1 billion in assets, .40 of 1% on the next $1 billion, and .35 of 1% on the Fund's assets over $2 billion.


     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended September 30, 2005, with respect to each Fund (excluding Insured Intermediate Fund) was at an annual effective rate of 0.45 of 1% of each Fund's respective average daily net assets.

     Lord Abbett is entitled to an annual management fee based on the Insured Intermediate Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee for Insured Intermediate Fund is calculated at the following annual rate:


        .40 of 1% of the first $2 billion of average daily net assets,

        .375 of 1% of the next $3 billion, and

        .35 of 1% of assets over $5 billion.


     For the fiscal year ended September 30, 2005, Lord Abbett reimbursed the Insured Intermediate Fund for its entire effective management fee of 0.40 of 1%.

     In addition, Lord Abbett provides certain administrative services to each of the Funds pursuant to an Administrative Services Agreement in return for a fee at the annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Each year in December the Boards consider whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Boards' approval will be available in the Funds' Semiannual Report to shareholders for the six-month period ending the following March.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about investment managers' compensation, other accounts managed by them and their ownership of the Funds' shares.

     Peter Scott Smith, Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Funds. Mr. Smith joined Lord Abbett in 1992 and has been in the investment business since 1989. A senior member of the team is Philip Fang, Investment Manager, who joined Lord Abbett in 1991 and has been in the investment management business since 1988. Another senior member is Walter U. Menendez, Senior Municipal Bond Trader and Assistant Portfolio Manager, who joined Lord Abbett in 1994 and has been in the investment management business since 1987.

                                 YOUR INVESTMENT

PURCHASES

     The National and Insured Intermediate Funds offer in this Prospectus four classes of shares: Class A, B, C, and P. The California, New York, and Florida Funds offer three share classes: Class A, C, and P. The other Funds offer two share classes: Class A and P. Each class in a Fund represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of each Fund's shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, the securities in which the Funds invest (other than those with remaining maturities of 60 days or

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

     EXCESSIVE TRADING AND MARKET TIMING. The Funds are designed for long-term investors and are not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Funds, raise their expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. The Funds may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Funds' performances.

     The Funds' Boards have adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. Each Fund may modify their frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of each Fund and their shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in that Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic


[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     investment, exchange or withdrawal plans (such as payroll deduction plans, and the Funds' Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Funds' shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in that


[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.


Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:


-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Funds and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or

     Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Funds in assessing them.


     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A        (ALL FUNDS)

               - normally offered with a front-end sales charge which may be reduced or eliminated in certain circumstances

               - generally lowest annual expenses due to lower 12b-1 fees

CLASS B        (NATIONAL AND INSURED INTERMEDIATE FUNDS ONLY)

               - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

               - higher annual expenses than Class A shares due to higher 12b-1 fees

               - automatically converts to Class A shares after eight years

CLASS C (NATIONAL, INSURED INTERMEDIATE, CALIFORNIA, NEW YORK AND FLORIDA FUNDS ONLY)

               - no front-end sales charge, but a CDSC is applied to
                 shares redeemed before the first anniversary of purchase

               - higher annual expenses than Class A shares due to
                 higher 12b-1 fees

CLASS P        (ALL FUNDS)

               - available only to certain investors

               - no front-end sales charge and no CDSC

               - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES (ALL FUNDS)
--------------------------------------------------------------------------------

                                                                                              MAXIMUM
                                                                               TO COMPUTE     DEALER'S
                                                    AS A           AS A         OFFERING     CONCESSION
                                                    % OF           % OF           PRICE        (% OF
                                                  OFFERING         YOUR          DIVIDE       OFFERING
YOUR INVESTMENT                                    PRICE        INVESTMENT       NAV BY        PRICE)
-------------------------------------------------------------------------------------------------------
Less than $50,000                                   3.25%          3.36%         .9675          2.75%
$50,000 to $99,999                                  2.75%          2.83%         .9725          2.25%
$100,000 to $249,999                                2.50%          2.56%         .9750          2.00%
$250,000 to $499,999                                2.00%          2.04%         .9800          1.70%
$500,000 to $999,999                                1.50%          1.52%         .9850          1.25%
$1,000,000 and over                               No Sales
                                                   Charge                       1.0000              +


The following $1 million category applies only to the Michigan, Minnesota and Washington Funds until each Fund's Rule 12b-1 Plan becomes effective, at which time the sales charge table above will apply to the Fund.


$1,000,000 and over                                    1.00%          1.01%         .9900          1.00%

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."
Note: The above percentages may vary for particular investors due to rounding.


     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Funds or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Funds or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A


[SIDENOTE]

PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee.

     A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com. OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     - purchases of $1 million or more, *

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, *

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.


     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC. THESE CATEGORIES DO NOT APPLY TO MICHIGAN, MINNESOTA AND WASHINGTON FUNDS UNTIL THE FUND'S RULE 12b-1 PLAN BECOMES EFFECTIVE, AT WHICH TIME THESE CATEGORIES WILL APPLY TO THE FUND.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:


     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or


     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple Fund family recordkeeping platforms and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

     These concessions do not apply to the Michigan, Minnesota or Washington Funds until the Fund's Rule 12b-1 Plan becomes effective, at which time these concessions will apply to the Fund.


================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                               FRONT-END
CLASS A INVESTMENTS                            SALES CHARGE*              DEALER'S CONCESSION
---------------------------------------------------------------------------------------------
First $5 million                               None                       1.00%
Next $5 million above that                     None                       0.55%
Next $40 million above that                    None                       0.50%
Over $50 million                               None                       0.25%


* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

================================================================================

CONTINGENT DEFERRED SALES CHARGE (CDSC)

--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

     3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

        CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% will normally be collected.

        The Class A share CDSC generally will not be assessed under the following circumstances:

        - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)

        - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

        - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

        - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

        CLASS B SHARE CDSC (NATIONAL AND INSURED INTERMEDIATE FUNDS ONLY). The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                 CONTINGENT DEFERRED SALES
THE DAY ON WHICH                  CHARGE ON REDEMPTION
THE PURCHASE ORDER                (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                      TO CHARGE)
On                   Before
                     1st                     5.0%
1st                  2nd                     4.0%
2nd                  3rd                     3.0%
3rd                  4th                     3.0%
4th                  5th                     2.0%
5th                  6th                     1.0%
on or after the 6th(2)                       None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of the purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)


[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC (NATIONAL, INSURED INTERMEDIATE, CALIFORNIA, NEW YORK AND FLORIDA FUNDS ONLY). The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.


     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:


FEE                  CLASS A(1)  CLASS B    CLASS C       CLASS P
------------------------------------------------------------------
Service                 .25%(2)      .25%       .25%          .20%
Distribution            .10%(3)      .75%       .75%          .25%



(1) The Class A Plans of the Michigan, Minnesota, and Washington Funds will not go into effect until the quarter subsequent to the net assets of each Fund's Class A shares reaching $100 million. As of the date hereof, the net assets of each Fund's Class A shares had not reached $100 million.
(2) The 12b-1 Plan for Class A Shares of the Georgia Fund became operative on October 1, 2005, the first day of the quarter subsequent to the Georgia Fund's Class A net assets reaching $100 million. The annual service fee for Georgia Fund is .15% of the average daily net assets attributable to Class A shares sold prior to October 1, 2005.
(3) Until October 1, 2004 Class A shares also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Purchases Without a Front-End Sales Charge."


[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Funds' Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for each Fund's shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to each Fund's shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of each Fund's shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts that Fund's shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Funds or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Funds' portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Funds. To the extent that Lord Abbett determines that a Dealer can provide the Funds with the best net results, Lord Abbett may place the Funds' portfolio transactions with the Dealer even though it sells or has sold shares of the Funds. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Funds' receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including each Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                                                 $ 1,000
     -  Individual Retirement Accounts and 403(b) Plans under the
        Internal Revenue Code                                           $   250
     -  Uniform Gift to Minor Account                                   $   250
     -  Invest-A-Matic                                                  $   250

     No minimum investment is required for certain Retirement and Benefit Plans and for certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the Application and send it to the Fund you select at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     [NAME OF FUND]
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application, with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Funds with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity, (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from each Funds' portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


DISTRIBUTIONS AND TAXES

     Each Fund expects to declare "exempt-interest dividends" from its net investment income daily and pay them monthly. Each Fund expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional fund


[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-   In the case of an estate -

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

[Date]

    SIGNATURE GUARANTEED
    MEDALLION GUARANTEED
     NAME OF GUARANTOR
      /s/ [ILLEGIBLE]
    --------------------
        [ILLEGIBLE]

-   In the case of a corporation -
    ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President
    [Date]

    SIGNATURE GUARANTEED
    MEDALLION GUARANTEED
     NAME OF GUARANTOR
      /s/ [ILLEGIBLE]
    --------------------
        [ILLEGIBLE]
     shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     Each Fund seeks to earn income and pay dividends exempt from federal income tax. It is anticipated that substantially all of each Fund's income will be exempt from federal income tax. However, each Fund may invest a portion of its assets in securities that pay income that is not exempt from federal income tax. Further, a portion of the dividends you receive may be subject to federal individual or corporate alternative minimum tax ("AMT"). Each Fund may invest up to 20% of its net assets in private activity bonds (sometimes called "AMT paper"). The income from these bonds is an item of tax preference when determining your federal individual or corporate AMT, which may cause the income to be taxable to you.

     Distributions of short-term capital gains and gains characterized as market discount are taxable to you as ordinary income for federal income tax purposes, while distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned shares or whether distributions are reinvested or paid in cash. Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Any sale, redemption or exchange of Fund shares may be taxable to you. If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable distribution. Changes in federal or state law or adverse determinations by the IRS, as they relate to certain municipal bonds, may make income from such bonds taxable. Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

     SINGLE-STATE TAXABILITY OF DISTRIBUTIONS

     FOR ALL STATE FUNDS - With respect to each state Fund described below, generally exempt-interest dividends derived from interest income on obligations of that state or its political subdivisions, agencies or instrumentalities and on obligations of the federal government or certain other U.S. instrumentalities paid to shareholders who are residents of that state will be exempt from individual income tax in that state but will not be exempt from state and local taxes in other states. However, special rules, described below, may apply. Even if exempt from individual income tax, exempt-interest dividends may be subject to a state's franchise or other corporate or business taxes if received by a corporation subject to taxes in that state. Generally, distributions other than exempt-interest dividends, whether received in cash or additional shares, that are federally taxable as ordinary income or capital gains will be includible in income for both state individual and corporate tax purposes. Furthermore, a portion of the Fund's distributions, including exempt interest dividends, may be subject to state individual or corporate AMT. The income from private activity bonds may be an item of tax preference for state individual or corporate AMT purposes. The following special rules generally apply only to shareholders who are residents of each respective state.

     CALIFORNIA FUND - The Fund seeks to earn income and pay dividends that will be exempt from California individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the California franchise tax.

     CONNECTICUT FUND - The Fund generally seeks to earn income and pay dividends that will be exempt from Connecticut individual income taxes. Distributions that qualify as capital gains distributions for federal income tax purposes are not subject to the Connecticut individual income tax to the extent they are derived from Connecticut obligations. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the Connecticut corporation business tax.

     FLORIDA FUND - Florida imposes no state individual income tax. Therefore, individuals derive no special Florida state income tax benefits by investing in the Fund. Exempt interest dividends paid by the Fund to corporate shareholders are generally included in the income of corporate shareholders that are subject to Florida corporate income tax.

     Florida imposes an intangible personal property tax on certain financial assets, including, under certain circumstances, interests in mutual funds. However, the Fund expects that its shares will be exempt from the Florida intangible personal property tax.

     GEORGIA FUND - The Fund seeks to earn income and pay dividends that will be exempt from Georgia individual and corporate income taxes.

     HAWAII FUND - The Fund seeks to earn income and pay dividends that will be exempt from Hawaii individual and corporate income taxes.

     MICHIGAN FUND - The Fund seeks to earn income and pay dividends that will be exempt from Michigan individual income and single business taxes.

     MINNESOTA FUND - The Fund seeks to earn income and pay dividends that will be exempt from Minnesota individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the Minnesota corporate franchise tax.

     MISSOURI FUND - The Fund seeks to earn income and pay dividends that will be exempt from Missouri individual and corporate income taxes.

     NEW JERSEY FUND - The Fund seeks to earn income and pay dividends that will be exempt from New Jersey personal income taxes. All exempt-interest dividends from the Fund are included in income of corporate shareholders that are subject to the New Jersey corporation business tax.

     NEW YORK FUND - The Fund seeks to earn income and pay dividends that will be exempt from New York State, as well as New York City, individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the New York State corporation franchise tax, as well as New York City general corporation tax.

     PENNSYLVANIA FUND - The Fund seeks to earn income and pay dividends that will be exempt from Pennsylvania individual and corporate income taxes. Pennsylvania county personal property tax may be imposed on shares of the Pennsylvania Fund if, on the annual assessment date, the Fund holds certain assets other than exempt securities in which the Fund may invest. In such circumstances, a portion of the value of the Fund's shares would be subject to personal property tax.

     TEXAS FUND - Texas imposes no state individual income tax. Therefore, individuals derive no special Texas state income tax benefits by investing in the Fund. To the extent exempt-interest dividends are excludible from taxable income for federal corporate income tax purposes, they will not be subject to the Texas franchise tax.

     WASHINGTON FUND - Washington imposes no state individual or corporate income tax. Therefore, individual and corporate shareholders derive no special Washington state income benefits by investing in the Fund.

     NATIONAL AND INSURED INTERMEDIATE FUNDS

     Shareholders generally will not be able to exclude exempt-interest dividends paid by the National and Insured Intermediate Funds from their state taxable income. However, shareholders who are residents of a state that does not impose minimum investment requirements in order for exempt dividends from a fund to be excludible from state taxable income may be eligible to exclude the percentage of income derived from obligations of that state when determining their state taxable income. The amount excludible from state taxable income generally will be relatively small, however. Information concerning the percentage of income attributable to each state will be provided to you. You should confirm with your tax adviser that income attributable to a state of residence is properly excludible when determining your taxable income. In addition, the portion of the National and Insured Intermediate Funds' dividends attributable to private activity bonds will be a tax preference item for federal, and possibly state, AMT purposes. The foregoing is only a summary of important state tax rules. You should consult your tax advisers regarding specific questions as to federal, state or local taxes and how these relate to your own tax situation.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

================================================================================

FOR INVESTING

INVEST-A-MATIC              You can make fixed, periodic investments ($250
(Dollar-cost                initial and $50 subsequent minimum) into your Fund
averaging)                  account by means of automatic money transfers from
                            your bank checking account. See the Application
                            for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC WITHDRAWAL       You can make regular withdrawals from most Lord
PLAN ("SWP")                Abbett-sponsored funds. Automatic cash withdrawals
                            will be paid to you from your account in fixed or
                            variable amounts. To establish a SWP, the value of
                            your shares for Class A or Class C must be at
                            least $10,000, and for Class B the value of your
                            shares must be at least $25,000, except in the
                            case of a SWP established for Retirement and
                            Benefit Plans, for which there is no minimum. Your
                            shares must be in non-certificate form.

CLASS B SHARES              The CDSC will be waived on redemptions of up to
                            12% of the current net asset value of your account
                            at the time of your SWP request. For Class B share
                            SWP redemptions over 12% per year, the CDSC will
                            apply to the entire redemption. Please contact the
                            Fund for assistance in minimizing the CDSC in this
                            situation.

CLASS B AND                 Redemption proceeds due to a SWP for Class B and
CLASS C SHARES              Class C shares will be redeemed in the order
                            described under "CDSC" under "Purchases."

================================================================================

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Funds' prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                          NATIONAL TAX-FREE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                             CLASS A SHARES
                                                ------------------------------------------------------------------------
                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $      11.49   $      11.50   $      11.73   $      11.33   $      10.76
INVESTMENT OPERATIONS
 Net investment income(a)                                .47            .47            .50            .54            .53
 Net realized and unrealized gain (loss)                 .05           (.01)          (.22)           .40            .59
TOTAL FROM INVESTMENT OPERATIONS                         .52            .46            .28            .94           1.12
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.46)          (.47)          (.51)          (.54)          (.55)
NET ASSET VALUE, END OF YEAR                    $      11.55   $      11.49   $      11.50   $      11.73   $      11.33
TOTAL RETURN(b)                                         4.53%          4.10%          2.48%          8.57%         10.64%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions and expenses assumed                        .93%           .96%           .98%          1.03%          1.01%
 Expenses, excluding expense
  reductions and expenses assumed                        .94%          1.00%           .98%          1.04%          1.06%
 Net investment income                                  4.03%          4.07%          4.33%          4.74%          4.78%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $    497,310   $    500,519   $    515,694   $    530,563   $    512,426
PORTFOLIO TURNOVER RATE                               129.11%        183.06%        209.07%         63.74%         77.46%

                                                          NATIONAL TAX-FREE FUND

                                                                             CLASS B SHARES
                                                ------------------------------------------------------------------------
                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $      11.52   $      11.53   $      11.76   $      11.36   $      10.79
INVESTMENT OPERATIONS
 Net investment income(a)                                .39            .39            .42            .47            .46
 Net realized and unrealized gain (loss)                 .05           (.01)          (.21)           .40            .60
TOTAL FROM INVESTMENT OPERATIONS                         .44            .38            .21            .87           1.06
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.38)          (.39)          (.44)          (.47)          (.49)
NET ASSET VALUE, END OF YEAR                    $      11.58   $      11.52   $      11.53   $      11.76   $      11.36
TOTAL RETURN(b)                                         3.83%          3.40%          1.86%          7.88%          9.96%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions and expenses assumed                       1.58%          1.61%          1.63%          1.65%          1.64%
 Expenses, excluding expense
  reductions and expenses assumed                       1.59%          1.65%          1.63%          1.66%          1.69%
 Net investment income                                  3.38%          3.42%          3.68%          4.12%          4.15%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $     31,209   $     34,263   $     39,122   $     36,250   $     28,531
PORTFOLIO TURNOVER RATE                               129.11%        183.06%        209.07%         63.74%         77.46%

                                                          NATIONAL TAX-FREE FUND


FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                                             CLASS C SHARES
                                                ------------------------------------------------------------------------
                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $      11.50   $      11.52   $      11.76   $      11.35   $      10.77
INVESTMENT OPERATIONS
 Net investment income(a)                                .39            .39            .42            .47            .46
 Net realized and unrealized gain (loss)                 .06           (.02)          (.22)           .41            .60
TOTAL FROM INVESTMENT OPERATIONS                         .45            .37            .20            .88           1.06
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.38)          (.39)          (.44)          (.47)          (.48)
NET ASSET VALUE, END OF YEAR                    $      11.57   $      11.50   $      11.52   $      11.76   $      11.35
TOTAL RETURN(b)                                         3.93%          3.32%          1.80%          7.95%         10.04%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions and expenses assumed                       1.58%          1.61%          1.63%          1.61%          1.68%
 Expenses, excluding expense
  reductions and expenses assumed                       1.59%          1.65%          1.63%          1.62%          1.73%
 Net investment income                                  3.38%          3.42%          3.68%          4.16%          4.11%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $     41,322   $     43,409   $     49,474   $     44,727   $     37,803
PORTFOLIO TURNOVER RATE                               129.11%        183.06%        209.07%         63.74%         77.46%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                        CALIFORNIA TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                             CLASS A SHARES
                                                ------------------------------------------------------------------------
                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $      10.86   $      10.80   $      11.19   $      10.89   $      10.29
INVESTMENT OPERATIONS
 Net investment income(a)                                .44            .43            .46            .52            .51
 Net realized and unrealized gain (loss)                 .08            .07           (.36)           .29            .61
TOTAL FROM INVESTMENT OPERATIONS                         .52            .50            .10            .81           1.12
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.42)          (.44)          (.49)          (.51)          (.52)
NET ASSET VALUE, END OF YEAR                    $      10.96   $      10.86   $      10.80   $      11.19   $      10.89
TOTAL RETURN(b)                                         4.88%          4.73%           .94%          7.65%         11.09%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                  .94%           .99%           .99%          1.03%          1.00%
 Expenses, excluding expense reductions                  .94%           .99%           .99%          1.04%          1.04%
 Net investment income                                  4.01%          3.97%          4.27%          4.82%          4.81%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $    166,227   $    165,270   $    178,156   $    192,181   $    192,624
PORTFOLIO TURNOVER RATE                                43.42%         28.81%         86.47%         45.31%         72.84%

                                                        CALIFORNIA TAX-FREE FUND


FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                                             CLASS C SHARES
                                                ------------------------------------------------------------------------
                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $      10.87   $      10.80   $      11.20   $      10.91   $      10.30
INVESTMENT OPERATIONS
 Net investment income(a)                                .37            .36            .39            .46            .45
 Net realized and unrealized gain (loss)                 .08            .08           (.37)           .27            .61
TOTAL FROM INVESTMENT OPERATIONS                         .45            .44            .02            .73           1.06
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.35)          (.37)          (.42)          (.44)          (.45)
NET ASSET VALUE, END OF YEAR                    $      10.97   $      10.87   $      10.80   $      11.20   $      10.91
TOTAL RETURN(b)                                         4.20%          4.14%           .26%          6.94%         10.53%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                 1.58%          1.63%          1.63%          1.61%          1.55%
 Expenses, excluding expense reductions                 1.58%          1.63%          1.63%          1.62%          1.59%
 Net investment income                                  3.37%          3.32%          3.63%          4.22%          4.26%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $     13,953   $     13,953   $     16,183   $     14,290   $     11,591
PORTFOLIO TURNOVER RATE                                43.42%         28.81%         86.47%         45.31%         72.84%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                       CONNECTICUT TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $      10.61   $      10.55   $      10.71   $      10.32   $       9.79
INVESTMENT OPERATIONS
 Net investment income(a)                                .44            .43            .46            .50            .49
 Net realized and unrealized gain (loss)                (.05)           .08           (.16)           .38            .53
TOTAL FROM INVESTMENT OPERATIONS                         .39            .51            .30            .88           1.02
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.44)          (.45)          (.46)          (.49)          (.49)
NET ASSET VALUE, END OF YEAR                    $      10.56   $      10.61   $      10.55   $      10.71   $      10.32
TOTAL RETURN(b)                                         3.74%          4.92%          2.95%          8.79%         10.65%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions and expenses assumed                        .79%          1.00%          1.01%          1.03%          1.01%
 Expenses, excluding expense
  reductions and expenses assumed                        .96%          1.00%          1.01%          1.04%          1.03%
 Net investment income                                  4.11%          4.09%          4.33%          4.82%          4.85%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $     91,078   $     89,985   $     96,469   $    100,358   $    101,242
PORTFOLIO TURNOVER RATE                                10.25%         20.16%         41.50%         48.64%         21.52%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                            HAWAII TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004             2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $       5.08   $       5.08     $       5.20   $       5.01   $       4.83
INVESTMENT OPERATIONS
 Net investment income(a)                                .20            .21              .21            .23            .22
 Net realized and unrealized gain (loss)                (.04)            --(c)          (.12)           .20            .20
TOTAL FROM INVESTMENT OPERATIONS                         .16            .21              .09            .43            .42
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.20)          (.21)            (.21)          (.24)          (.24)
NET ASSET VALUE, END OF YEAR                    $       5.04   $       5.08     $       5.08   $       5.20   $       5.01
TOTAL RETURN(b)                                         3.28%          4.18%            1.86%          8.78%          8.88%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                  .95%          1.01%             .99%          1.05%          1.04%
 Expenses, excluding expense reductions                  .96%          1.01%            1.00%          1.06%          1.07%
 Net investment income                                  3.98%          4.13%            4.20%          4.60%          4.49%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $     78,217   $     69,598   $     75,117   $     79,988   $     71,022
PORTFOLIO TURNOVER RATE                                18.80%          6.31%         27.90%         30.99%         32.38%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $0.01.

                                                         MINNESOTA TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR              $       5.15   $       5.14   $       5.18   $       5.00   $       4.76
INVESTMENT OPERATIONS
 Net investment income(a)                                .21            .20            .21            .24            .25
 Net realized and unrealized gain (loss)                 .03            .01           (.03)           .18            .24
TOTAL FROM INVESTMENT OPERATIONS                         .24            .21            .18            .42            .49
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.20)          (.20)          (.22)          (.24)          (.25)
NET ASSET VALUE, END OF YEAR                    $       5.19   $       5.15   $       5.14   $       5.18   $       5.00
TOTAL RETURN(b)                                         4.74%          4.24%          3.57%          8.56%         10.57%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                  .67%           .68%           .69%           .46%           .19%
 Expenses, excluding expense reductions                  .68%           .68%           .72%           .75%           .82%
 Net investment income                                  4.05%          4.00%          4.03%          4.79%          5.16%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $     43,182   $     38,488   $     37,016   $     27,568   $     24,708
PORTFOLIO TURNOVER RATE                                17.42%         24.67%         35.15%         22.33%         24.34%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                          MISSOURI TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005            2004            2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR              $       5.34    $       5.36    $       5.41   $       5.25   $       4.96
INVESTMENT OPERATIONS
 Net investment income(a)                                .22             .20             .22            .23            .25
 Net realized and unrealized gain (loss)                  --(c)           --(c)         (.05)           .16            .29
TOTAL FROM INVESTMENT OPERATIONS                         .22             .20             .17            .39            .54
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.21)           (.22)           (.22)          (.23)          (.25)
NET ASSET VALUE, END OF YEAR                    $       5.35    $       5.34    $       5.36   $       5.41   $       5.25
TOTAL RETURN(b)                                         4.26%           3.77%           3.18%          7.67%         11.11%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions
  and expenses assumed                                   .67%           1.02%           1.00%          1.03%           .89%
 Expenses, excluding expense reductions
  and expenses assumed                                   .95%           1.01%           1.01%          1.06%          1.08%
Net investment income                                   4.02%           3.85%           4.19%          4.44%          4.80%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $    161,624   $    155,906   $    153,488   $    145,006   $    130,122
PORTFOLIO TURNOVER RATE                                29.31%         41.82%         48.47%         80.04%         43.75%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $0.01.

                                                        NEW JERSEY TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $       5.18   $       5.20   $       5.37   $       5.21   $       4.96
INVESTMENT OPERATIONS
 Net investment income(a)                                .21            .22            .24            .25            .25
 Net realized and unrealized gain (loss)                 .02           (.02)          (.17)           .15            .26
TOTAL FROM INVESTMENT OPERATIONS                         .23            .20            .07            .40            .51
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.21)          (.22)          (.24)          (.24)          (.26)
NET ASSET VALUE, END OF YEAR                    $       5.20   $       5.18   $       5.20   $       5.37   $       5.21
TOTAL RETURN(b)                                         4.42%          3.89%          1.31%          7.96%         10.41%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                  .95%          1.00%          1.00%          1.03%           .90%
 Expenses, excluding expense reductions                  .95%          1.00%          1.00%          1.05%          1.06%
 Net investment income                                  4.02%          4.18%          4.49%          4.77%          4.93%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $    137,319   $    139,462   $    153,797   $    164,733   $    160,171
PORTFOLIO TURNOVER RATE                                36.15%         32.57%         70.02%         97.76%        101.02%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                          NEW YORK TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                             CLASS A SHARES
                                                -------------------------------------------------------------------------
                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005            2004            2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $      11.41   $      11.42    $      11.66   $      11.16   $      10.53
INVESTMENT OPERATIONS
 Net investment income(a)                                .48            .48             .52            .54            .53
 Net realized and unrealized gain (loss)                (.09)            --(c)         (.24)           .49            .64
TOTAL FROM INVESTMENT OPERATIONS                         .39            .48             .28           1.03           1.17
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.48)          (.49)           (.52)          (.53)          (.54)
NET ASSET VALUE, END OF YEAR                    $      11.32   $      11.41    $      11.42   $      11.66   $      11.16
TOTAL RETURN(b)                                         3.43%          4.33%           2.55%          9.50%         11.35%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions
  and expenses assumed                                   .76%           .94%            .96%          1.03%          1.01%
 Expenses, excluding expense reductions
  and expenses assumed                                   .94%           .99%            .96%          1.04%          1.04%
 Net investment income                                  4.16%          4.27%           4.54%          4.80%          4.80%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $    229,598   $    237,349   $    247,153   $    252,831   $    242,367
PORTFOLIO TURNOVER RATE                                60.01%         48.17%         47.94%         51.72%         70.03%

                                                          NEW YORK TAX-FREE FUND


FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                                             CLASS C SHARES
                                                ------------------------------------------------------------------------
                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $      11.40   $      11.42   $      11.67   $      11.17   $      10.54
INVESTMENT OPERATIONS
 Net investment income(a)                                .40            .41            .44            .48            .46
 Net realized and unrealized gain (loss)                (.08)          (.01)          (.23)           .49            .65
TOTAL FROM INVESTMENT OPERATIONS                         .32            .40            .21            .97           1.11
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.40)          (.42)          (.46)          (.47)          (.48)
NET ASSET VALUE, END OF YEAR                    $      11.32   $      11.40   $      11.42   $      11.67   $      11.17
TOTAL RETURN(b)                                         2.87%          3.57%          1.88%          8.90%         10.74%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions
  and expenses assumed                                  1.41%          1.59%          1.63%          1.51%          1.62%
 Expenses, excluding expense reductions
  and expenses assumed                                  1.59%          1.64%          1.63%          1.52%          1.65%
 Net investment income                                  3.51%          3.62%          3.87%          4.32%          4.19%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $     14,502   $     12,317   $     12,379   $      8,798   $      6,662
PORTFOLIO TURNOVER RATE                                60.01%         48.17%         47.94%         51.72%         70.03%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $0.01.

                                                             TEXAS TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR              $      10.28   $      10.36   $      10.47   $       9.99   $       9.43
INVESTMENT OPERATIONS
 Net investment income(a)                                .44            .44            .46            .45            .46
 Net realized and unrealized gain (loss)                (.10)          (.07)          (.13)           .48            .57
TOTAL FROM INVESTMENT OPERATIONS                         .34            .37            .33            .93           1.03
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.44)          (.45)          (.44)          (.45)          (.47)
NET ASSET VALUE, END OF YEAR                    $      10.18   $      10.28   $      10.36   $      10.47   $       9.99
TOTAL RETURN(b)                                         3.35%          3.62%          3.32%          9.55%         11.30%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions
  and expenses assumed                                   .95%          1.06%          1.02%          1.00%           .64%
 Expenses, excluding expense reductions
  and expenses assumed                                   .98%          1.06%          1.02%          1.05%          1.09%
 Net investment income                                  4.28%          4.29%          4.44%          4.49%          4.70%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $     76,025   $     75,586   $     79,185   $     81,369   $     77,860
PORTFOLIO TURNOVER RATE                                44.71%         21.33%         58.09%         89.30%        108.27%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                        WASHINGTON TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                             YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2005           2004           2003          2002            2001
NET ASSET VALUE, BEGINNING OF YEAR              $       5.16   $       5.21   $       5.32   $       5.15   $       4.89
INVESTMENT OPERATIONS
 Net investment income(a)                                .23            .23            .24            .26            .26
 Net realized and unrealized gain (loss)                (.01)          (.04)          (.10)           .17            .26
TOTAL FROM INVESTMENT OPERATIONS                         .22            .19            .14            .43            .52
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.24)          (.24)          (.25)          (.26)          (.26)
NET ASSET VALUE, END OF YEAR                    $       5.14   $       5.16   $       5.21   $       5.32   $       5.15
TOTAL RETURN(b)                                         4.24%          3.75%          2.75%          8.71%         10.92%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                  .65%           .70%           .68%           .71%           .70%
 Expenses, excluding expense reductions                  .65%           .70%           .68%           .72%           .73%
 Net investment income                                  4.36%          4.49%          4.68%          5.14%          5.22%

                                                                             YEAR ENDED 9/30
                                                ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005           2004            2003          2002           2001
NET ASSETS, END OF YEAR (000)                   $     47,709   $     48,834   $     50,497   $     49,049   $     45,883
PORTFOLIO TURNOVER RATE                                39.36%         49.05%         58.05%         40.20%         52.09%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                              INSURED INTERMEDIATE TAX-FREE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                 CLASS A SHARES
                                                ------------------------------------------------
                                                        YEAR ENDED 9/30            6/23/2003(a)
                                                -------------------------------         TO
PER SHARE OPERATING PERFORMANCE                      2005            2004            9/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD            $         9.95   $         9.94   $        10.00
 Unrealized depreciation on investments                                                     (.01)
NET ASSET VALUE ON SEC EFFECTIVE DATE,
 JUNE 30, 2003                                                                    $         9.99
INVESTMENT OPERATIONS
 Net investment income(b)                                  .30              .27              .06
 Net realized and unrealized gain (loss)                  (.17)             .01             (.05)
TOTAL FROM INVESTMENT OPERATIONS                           .13              .28              .01
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.28)            (.27)            (.06)
NET ASSET VALUE, END OF PERIOD                  $         9.80   $         9.95   $         9.94
TOTAL RETURN(d)                                                                             (.10)%(e)(f)
TOTAL RETURN(d)                                           1.36%            2.84%             .16%(e)(g)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions
  and expenses assumed                                     .25%             .25%+            .07%(e)+
 Expenses, excluding expense reductions
  and expenses assumed                                    1.42%            2.35%+           2.47%(e)+
 Net investment income                                    3.01%            2.70%+            .66%(e)+

                                                        YEAR ENDED 9/30            6/23/2003(a)
                                                -------------------------------        TO
SUPPLEMENTAL DATA:                                   2005             2004          9/30/2003
NET ASSETS, END OF PERIOD (000)                 $        7,941   $        6,360    $       3,673
PORTFOLIO TURNOVER RATE                                  42.10%           60.08%          107.99%

                                              INSURED INTERMEDIATE TAX-FREE FUND

                                                                 CLASS B SHARES
                                                ------------------------------------------------
                                                        YEAR ENDED 9/30            6/23/2003(a)
                                                -------------------------------         TO
PER SHARE OPERATING PERFORMANCE                       2005            2004           9/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD            $         9.94   $         9.93   $        10.00
 Unrealized depreciation on investments                                                     (.02)
NET ASSET VALUE ON SEC EFFECTIVE DATE,
 JUNE 30, 2003                                                                    $         9.98
INVESTMENT OPERATIONS
 Net investment income(b)                                  .21              .20              .05
 Net realized and unrealized gain (loss)                  (.16)              --(c)          (.05)
TOTAL FROM INVESTMENT OPERATIONS                           .05              .20               --
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.20)            (.19)            (.05)
NET ASSET VALUE, END OF PERIOD                  $         9.79   $         9.94   $         9.93
TOTAL RETURN(d)                                                                             (.20)%(e)(f)
TOTAL RETURN(d)                                            .55%            2.09%             .04%(e)(g)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions and
  expenses assumed                                        1.00%            1.00%+            .27%(e)+
 Expenses, excluding expense reductions and
  expenses assumed                                        2.11%            3.00%+           2.64%(e)+
 Net investment income                                    2.15%            1.95%+            .46%(e)+

                                                        YEAR ENDED 9/30            6/23/2003(a)
                                                -------------------------------        TO
SUPPLEMENTAL DATA:                                    2004            2004          9/30/2003
NET ASSETS, END OF PERIOD (000)                 $          775   $          311   $          312
PORTFOLIO TURNOVER RATE                                  42.10%           60.08%          107.99%

                                              INSURED INTERMEDIATE TAX-FREE FUND

                                                                 CLASS C SHARES
                                                ------------------------------------------------
                                                        YEAR ENDED 9/30            6/23/2003(a)
                                                -------------------------------        TO
PER SHARE OPERATING PERFORMANCE                       2005           2004           9/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD            $         9.94   $         9.93   $        10.00
 Unrealized depreciation on investments                                                     (.02)
NET ASSET VALUE ON SEC EFFECTIVE DATE,
 JUNE 30, 2003                                                                    $         9.98
INVESTMENT OPERATIONS
 Net investment income(b)                                  .23              .20              .05
 Net realized and unrealized gain (loss)                  (.17)              --(c)          (.05)
TOTAL FROM INVESTMENT OPERATIONS                           .06              .20               --
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.21)            (.19)            (.05)
NET ASSET VALUE, END OF PERIOD                  $         9.79   $         9.94   $         9.93
TOTAL RETURN(d)                                                                             (.20)%(e)(f)
TOTAL RETURN(d)                                            .61%            2.05%            (.04)%(e)(g)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions and
  expenses assumed                                        1.00%            1.00%+            .27%(e)+
 Expenses, excluding expense reductions and
  expenses assumed                                        2.06%            3.00%+           2.64%(e)+
 Net investment income                                    2.28%            1.95%+            .46%(e)+

                                                        YEAR ENDED 9/30            6/23/2003(a)
                                                -------------------------------         TO
SUPPLEMENTAL DATA:                                    2005            2004           9/30/2003
NET ASSETS, END OF PERIOD (000)                 $        3,775   $        3,297   $          313
PORTFOLIO TURNOVER RATE                                  42.10%           60.08%          107.99%

                                              INSURED INTERMEDIATE TAX-FREE FUND


FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                                 CLASS P SHARES
                                                ------------------------------------------------
                                                        YEAR ENDED 9/30            6/23/2003(a)
                                                -------------------------------        TO
PER SHARE OPERATING PERFORMANCE                       2005            2004          9/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD            $         9.95   $         9.94   $        10.00
 Unrealized depreciation on investments                                                     (.01)
NET ASSET VALUE ON SEC EFFECTIVE DATE,
 JUNE 30, 2003                                                                    $         9.99
INVESTMENT OPERATIONS
 Net investment income(b)                                  .28              .25              .06
 Net realized and unrealized gain (loss)                  (.17)             .01             (.05)
TOTAL FROM INVESTMENT OPERATIONS                           .11              .26              .01
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.26)            (.25)            (.06)
NET ASSET VALUE, END OF PERIOD                  $         9.80   $         9.95   $         9.94
TOTAL RETURN(d)                                                                             (.10)%(e)(f)
TOTAL RETURN(d)                                           1.16%            2.65%             .11%(e)(g)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions and
  expenses assumed                                         .45%             .45%+            .12%(e)+
 Expenses, excluding expense reductions and
  expenses assumed                                        1.50%            2.45%+           2.49%(e)+
 Net investment income                                    2.83%            2.50%+            .61%(e)+

                                                        YEAR ENDED 9/30            6/23/2003(a)
                                                -------------------------------        TO
SUPPLEMENTAL DATA:                                    2005            2004          9/30/2003
NET ASSETS, END OF PERIOD (000)                 $           10   $           10   $           10
PORTFOLIO TURNOVER RATE                                  42.10%           60.08%          107.99%



+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.
(b)  Calculated using average shares outstanding during the period.
(c)  Amount is less than $0.01.
(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)  Not annualized.
(f)  Total return for the period 6/23/2003 through 6/30/2003.
(g)  Total return for the period 6/30/2003 through 9/30/2003.

                                                          FLORIDA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                          CLASS A SHARES
                                                --------------------------------------------------------------
                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2005         2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR              $     4.82   $     4.88   $     4.97   $     4.82   $     4.57
INVESTMENT OPERATIONS
 Net investment income(a)                              .20          .20          .21          .23          .23
 Net realized and unrealized gain (loss)              (.03)        (.05)        (.09)         .15          .25
TOTAL FROM INVESTMENT OPERATIONS                       .17          .15          .12          .38          .48
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.21)        (.21)        (.21)        (.23)        (.23)
NET ASSET VALUE, END OF YEAR                    $     4.78   $     4.82   $     4.88   $     4.97   $     4.82
TOTAL RETURN(b)                                       3.48%        3.13%        2.62%        8.10%       10.68%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions and expenses assumed                      .76%        1.02%        1.04%        1.07%         .99%
 Expenses, excluding expense
  reductions and expenses assumed                     1.00%        1.02%        1.04%        1.08%        1.05%
 Net investment income                                4.21%        4.24%        4.33%        4.74%        4.77%

                                                                          YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2005         2004         2003         2002         2001
NET ASSETS, END OF YEAR (000)                   $   68,633   $   72,995   $   78,278   $   84,325   $   83,798
PORTFOLIO TURNOVER RATE                              52.43%       74.33%       86.95%       82.90%       84.37%

                                                          FLORIDA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS (CONCLUDED)


                                                                          CLASS C SHARES
                                                --------------------------------------------------------------
                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2005         2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR              $     4.83   $     4.89   $     4.98   $     4.83   $     4.58
INVESTMENT OPERATIONS
 Net investment income(a)                              .17          .17          .18          .20          .20
 Net realized and unrealized gain (loss)              (.04)        (.05)        (.09)         .14          .25
TOTAL FROM INVESTMENT OPERATIONS                       .13          .12          .09          .34          .45
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.18)        (.18)        (.18)        (.19)        (.20)
NET ASSET VALUE, END OF YEAR                    $     4.78   $     4.83   $     4.89   $     4.98   $     4.83
TOTAL RETURN(b)                                       2.65%        2.44%        1.97%        7.32%        9.99%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions and expenses assumed                     1.40%        1.67%        1.71%        1.73%        1.64%
 Expenses, excluding expense
  reductions and expenses assumed                     1.62%        1.67%        1.71%        1.74%        1.70%
 Net investment income                                3.55%        3.59%        3.66%        4.08%        4.13%

                                                                          YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005        2004         2003         2002         2001
NET ASSETS, END OF YEAR (000)                   $    6,886   $    5,924   $    6,514   $    5,927   $    5,230
PORTFOLIO TURNOVER RATE                              52.43%       74.33%       86.95%       82.90%       84.37%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                          GEORGIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2005          2004        2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR              $     5.65   $     5.63   $     5.70   $     5.44   $     5.07
INVESTMENT OPERATIONS
 Net investment income(a)                              .23          .23          .24          .23          .26
 Net realized and unrealized gain (loss)               .01          .02         (.06)         .26          .37
TOTAL FROM INVESTMENT OPERATIONS                       .24          .25          .18          .49          .63
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.23)        (.23)        (.23)        (.23)        (.26)
 Net realized gain                                      --           --         (.02)          --           --
TOTAL DISTRIBUTIONS                                   (.23)        (.23)        (.25)        (.23)        (.26)
NET ASSET VALUE, END OF YEAR                    $     5.66   $     5.65   $     5.63   $     5.70   $     5.44
TOTAL RETURN(b)                                       4.24%        4.54%        3.21%        9.27%       12.69%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                .61%         .67%         .68%         .69%         .31%
 Expenses, excluding expense reductions                .62%         .67%         .69%         .72%         .78%
 Net investment income                                3.98%        4.14%        4.26%        4.24%        4.81%

                                                                          YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2005        2004         2003         2002         2001
NET ASSETS, END OF YEAR (000)                   $  103,887   $   89,480   $   85,441   $   69,836   $   46,235
PORTFOLIO TURNOVER RATE                              26.01%       21.27%       34.13%       48.66%       43.50%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                         MICHIGAN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2005         2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR              $     5.32   $     5.36   $     5.43   $     5.20   $     4.87
INVESTMENT OPERATIONS
 Net investment income(a)                              .22          .22          .23          .25          .25
 Net realized and unrealized gain (loss)              (.03)        (.04)        (.07)         .23          .33
TOTAL FROM INVESTMENT OPERATIONS                       .19          .18          .16          .48          .58
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.22)        (.22)        (.23)        (.25)        (.25)
NET ASSET VALUE, END OF YEAR                    $     5.29   $     5.32   $     5.36   $     5.43   $     5.20
TOTAL RETURN(b)                                       3.60%        3.48%        3.16%        9.57%       12.21%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                .62%         .67%         .71%         .73%         .69%
 Expenses, excluding expense reductions                .63%         .67%         .73%         .75%         .74%
 Net investment income                                4.08%        4.19%        4.28%        4.77%        4.91%

                                                                          YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2005         2004         2003         2002         2001
NET ASSETS, END OF YEAR (000)                   $   75,862   $   73,290   $   68,290   $   58,632   $   49,330
PORTFOLIO TURNOVER RATE                              39.37%       34.92%       59.46%       48.09%      100.27%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                     PENNSYLVANIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2005          2004        2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR              $     5.28   $     5.27   $     5.37   $     5.18   $     4.90
INVESTMENT OPERATIONS
 Net investment income(a)                              .22          .22          .23          .24          .25
 Net realized and unrealized gain (loss)               .02          .01         (.10)         .19          .28
TOTAL FROM INVESTMENT OPERATIONS                       .24          .23          .13          .43          .53
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.22)        (.22)        (.23)        (.24)        (.25)
NET ASSET VALUE, END OF YEAR                    $     5.30   $     5.28   $     5.27   $     5.37   $     5.18
TOTAL RETURN(b)                                       4.57%        4.48%        2.52%        8.57%       11.06%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions and expenses assumed                      .88%         .97%         .94%        1.08%         .90%
 Expenses, excluding expense
  reductions and expenses assumed                      .92%         .97%         .95%        1.10%        1.06%
 Net investment income                                4.06%        4.20%        4.37%        4.66%        4.88%

                                                                          YEAR ENDED 9/30
                                                --------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2005         2004         2003         2002          2001
NET ASSETS, END OF YEAR (000)                   $   97,069   $   95,954   $   99,280   $  101,502   $   94,550
PORTFOLIO TURNOVER RATE                              21.18%       27.80%       29.76%       60.87%       65.63%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

TO OBTAIN INFORMATION:
                                                        ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                              More information on each Fund is available free upon request,
account inquiries call the Funds                           including the following:
at: 800-821-5129. For literature
requests call the Funds at:                                ANNUAL/SEMIANNUAL REPORT
800-874-3733.
                                                           The Funds' Annual and Semiannual Reports contain more
BY MAIL. Write to the Funds at:                            information about each Fund's investments and performance.
The Lord Abbett Family of Funds                            The Annual Report also includes details about the market
90 Hudson Street                                           conditions and investment strategies that had a significant
Jersey City, NJ 07302-3973                                 effect on each Fund's performance during the last fiscal
                                                           year. The Reports are available, free of charge, at
VIA THE INTERNET.                                          www.LordAbbett.com, and through other means, as indicated on
LORD, ABBETT & CO. LLC                                     the left.
www.LordAbbett.com
                                                           STATEMENT OF ADDITIONAL INFORMATION ("SAI")
Text only versions of Fund documents can be viewed
online or downloaded from the SEC: www.sec.gov.            Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange
You can also obtain copies by visiting the SEC's           Commission ("SEC") and is incorporated by reference (legally
Public Reference Room in Washington, DC (phone             considered part of this prospectus). Although the SAI is not
202-942-8090) or by sending your request and a             available at www.LordAbbett.com, the SAI is available through
duplicating fee to the SEC's Public Reference              other means, generally without charge, as indicated on the
Section, Washington, DC 20549-0102 or by sending           left.
your request electronically to publicinfo@sec.gov.
                                                              Lord Abbett Municipal Income Fund, Inc.
                                                                 Lord Abbett National Tax-Free Income Fund
                                                                 Lord Abbett California Tax-Free Income Fund
                                                                 Lord Abbett Connecticut Tax-Free Income Fund
                                                                 Lord Abbett Hawaii Tax-Free Income Fund
                                                                 Lord Abbett Minnesota Tax-Free Income Fund
                                                                 Lord Abbett Missouri Tax-Free Income Fund
                                                                 Lord Abbett New Jersey Tax-Free Income Fund
                                                                 Lord Abbett New York Tax-Free Income Fund
                                                                 Lord Abbett Texas Tax-Free Income Fund
                                                                 Lord Abbett Washington Tax-Free Income Fund
[LORD ABBETT(R) LOGO]                                         Lord Abbett Municipal Income Trust
                                                                 Lord Abbett Insured Intermediate Tax-Free Fund
  Lord Abbett Mutual Fund shares are distributed by:             Florida Series
         LORD ABBETT DISTRIBUTOR LLC                             Georgia Series                                        LATFI-1
               90 Hudson Street                                  Michigan Series                                       (2/06)
     Jersey City, New Jersey 07302-3973                          Pennsylvania Series

                                                           SEC FILE NUMBERS: 811-3942, 811-6418

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                             FEBRUARY 1, 2006


                                   LORD ABBETT
                           MUNICIPAL INCOME FUND, INC.
                             MUNICIPAL INCOME TRUST


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ('Lord Abbett Distributor') at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Municipal Income Fund, Inc. (the "Income Fund") and the Lord Abbett Municipal Income Trust (the "Income Trust") dated February 1, 2006. Each Series of the Income Fund and Income Trust is referred to as a "Fund" or, collectively, the "Funds". One of the series of Income Trust, Lord Abbett High Yield Municipal Bond Fund, is described in a separate SAI.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

                  TABLE OF CONTENTS


                                                                              PAGE
         1.       Fund History                                                2
         2.       Investment Policies                                         2
         3.       Management of the Funds                                     10
         4.       Control Persons and Principal Holders of Securities         17
         5.       Investment Advisory and Other Services                      22
         6.       Brokerage Allocations and Other Practices                   28
         7.       Classes of Shares                                           30
         8.       Purchases, Redemptions, Pricing, and Payments to Dealers    36
         9.       Taxation of the Funds                                       40
         10.      Underwriter                                                 43
         11.      Performance                                                 45
         12.      Financial Statements                                        49
                  Appendix A - Bond Ratings                                   50
                  Appendix B - State Risk Factors                             51
                  Appendix C - Portfolio Information Recipients               60
                  Appendix D - Proxy Voting Policies and Procedures           65

                                       1.
                                  FUND HISTORY

Lord Abbett Municipal Income Fund, Inc. was organized as a Maryland Corporation on December 27, 1983. The Income Fund was formerly known as Lord Abbett Tax-Free Income Fund, Inc., and changed its name effective January 28, 2005. The Income Fund consists of the following ten series and classes: National Tax-Free Income Fund ("National Fund"), Class A, B, C and P shares; California Tax-Free Income Fund ("California Fund") and New York Tax-Free Income Fund ("New York Fund"), Class A, C, and P shares; Connecticut Tax-Free Income Fund ("Connecticut Fund"), Hawaii Tax-Free Income Fund ("Hawaii Fund"), Minnesota Tax-Free Income Fund ("Minnesota Fund"), Missouri Tax-Free Income Fund ("Missouri Fund"), New Jersey Tax-Free Income Fund ("New Jersey Fund"), Texas Tax-Free Income Fund ("Texas Fund") and Washington Tax-Free Income Fund ("Washington Fund"), Class A and P shares.


Lord Abbett Municipal Income Trust was organized as a Massachusetts Business Trust on September 11, 1991 and was reorganized as a Delaware Business Trust on July 22, 2002 with an unlimited amount of shares of beneficial interest authorized. The Income Trust was formerly known as Lord Abbett Tax-Free Income Trust, and changed its name effective December 30, 2004. The Income Trust consists of six series and classes, five of which are described in this SAI:
Lord Abbett Insured Intermediate Tax-Free Fund ("Insured Fund"), Class A, B, C, and P shares; Florida Series ("Florida Fund"), Class A, C, and P shares; Georgia Series ("Georgia Fund"), Michigan Series ("Michigan Fund") and Pennsylvania Series ("Pennsylvania Fund"), Class A and P shares.


Each Fund of the Income Fund and the Income Trust is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), except for the National and Insured Funds, which are diversified open-end management investment companies. Class P shares are neither offered to the general public nor available in all states.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions, that cannot be changed without approval of a majority of the Fund's outstanding shares.

Each Fund may not:

     (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

     (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of the National Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to each Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors/Trustees (the "Boards") without shareholder approval.

Each Fund may not:

       (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

       (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("144A Securities") determined by Lord Abbett to be liquid, subject to the oversight of the Boards;

       (3) invest in securities issued by other investment companies, except to the extent permitted by applicable law;

       (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE")or American Stock Exchange or a major foreign exchange);

       (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

       (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time or;

       (7) buy from or sell to any of the Income Fund's or Income Trust's officers, directors, trustees, employees, or each Fund's investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the year ended September 30, 2005, the portfolio turnover rates were as follows: National Fund, 129.11%; California Fund, 43.42%; Connecticut Fund, 10.25%; Hawaii Fund, 18.80%; Minnesota Fund, 17.42%; Missouri Fund, 29.31%; New Jersey Fund, 36.15%; New York Fund, 60.01%; Texas Fund, 44.71%; Washington Fund, 39.36%; Insured Intermediate Fund, 42.10%; Florida Fund, 52.43%; Georgia Fund, 26.01%; Michigan Fund, 39.37%; and Pennsylvania Fund, 21.18%, respectively.


For the year ended September 30, 2004, the portfolio turnover rates were as follows: National Fund, 183.06%; California Fund, 28.81%; Connecticut Fund, 20.16%; Hawaii Fund, 6.31%; Minnesota Fund, 24.67%; Missouri Fund, 41.82%; New Jersey Fund, 32.57%; New York Fund, 48.17%; Texas Fund, 21.33%; Washington Fund, 49.05%; Insured Fund, 60.08%; Florida Fund, 74.33%; Georgia Fund, 21.27%; Michigan Fund, 34.92%; and Pennsylvania Fund, 27.80%, respectively.




ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In addition, Appendix A hereto contains a description of the four highest municipal bond ratings and Appendix B contains a description of the special risk factors affecting certain state and Puerto Rico bonds. While some of these techniques involve risk when used independently, the Funds intend to use them to reduce risk and volatility in their portfolios.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts, or options on currencies traded on a CFTC regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Funds may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Funds had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Funds intend to hedge is impossible to achieve, a hedge may not work as intended, and the Funds may thus be exposed to additional risk of loss.

     - While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index.

     - The loss that the Funds may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Funds.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -   Domestic and foreign securities that are not readily marketable.

     -   Certain municipal leases and participation interests.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     -   Certain structured securities and all swap transactions.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INTEREST RATE SWAPS, CREDIT SWAPS, TOTAL RETURN SWAPS, OPTIONS ON SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.


The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.


INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Funds indirectly will bear their proportionate share of any management fees and other expenses paid by the investment companies in which they invest. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

MUNICIPAL BONDS. In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico, and their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors.

The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds, are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

In addition, municipal bonds include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal bonds may also be in the form of a tender option bond, which is a municipal bond (generally held pursuant to a custodial agreement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the applicable Fund's duration. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks.


The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.


Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

STRUCTURED SECURITIES. Each Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. The Funds typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested.

OPTIONS ON SECURITIES. Each Fund may purchase and write put and call options on securities or securities indices that are traded on national securities exchanges or over-the-counter. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Funds may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when a Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Funds will not purchase an option if, as a result of such purchase, more than 10% of their respective total assets would be invested in premiums for such options. A Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. A Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

YIELD CURVE OPTIONS. Each Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remain constant, or if the spread moves in a direction or to an extent which was not anticipated.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive investments in TAXABLE securities will be limited to 20% of a Fund's assets. Temporary defensive securities include:

     - Short-Term Tax-Exempt Securities. The tax-exempt securities in which each Fund invests are municipal bonds, the interest on which is exempt from federal income tax and may be exempt from its state's and, in the case of the New York Fund, New York City personal income tax.

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

WHEN-ISSUED MUNICIPAL BONDS. Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by a Fund are each fixed on the purchase date. During the period between purchase and settlement, each Fund's assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.

As the buyer of these types of securities, a Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund involved may not receive any return on its investment.

Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return.


Investments in these securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on the investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of each Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, each Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

      1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

      2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and


      3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.


Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or for similar purposes, except that one service provider is permitted to use Fund portfolio holdings for certain limited investment purposes. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.


Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.


Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix C is a list of the third parties that may receive portfolio holdings information under the circumstances described above.


                                       3.
                             MANAGEMENT OF THE FUNDS


The Boards are responsible for the management of the business and affairs of the Income Fund and Income Trust in accordance with the laws of the States of Maryland and Delaware, respectively. Each Board appoints officers who are responsible for the day-to-day operations of the Income Fund and Income Trust and who execute policies authorized by the Boards. As discussed in the Fund's Semiannual Report to shareholders, the Board also approves an investment adviser to the Income Fund and Income Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director/Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Income Fund's and Income Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the investment adviser of the Income Fund and Income Trust.

INTERESTED TRUSTEE/DIRECTOR

The following Trustee/Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                                       CURRENT POSITION
                                       LENGTH OF SERVICE
                                       WITH INCOME
NAME, ADDRESS AND                      FUND AND INCOME       PRINCIPAL OCCUPATION
YEAR OF BIRTH                          TRUST                 DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          -----                 ----------------------                -------------------
Robert S. Dow                          Trustee/Director      Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC                 Director since        Executive Officer of Lord Abbett
90 Hudson Street                       1989; Trustee since   since 1996.
Jersey City, NJ 07302                  1991; and Chairman
(1945)                                 since 1996



INDEPENDENT TRUSTEES/DIRECTORS
The following independent or outside Trustees/Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                                       CURRENT POSITION
                                       LENGTH OF SERVICE
                                       WITH INCOME
NAME, ADDRESS AND                      FUND AND INCOME       PRINCIPAL OCCUPATION
YEAR OF BIRTH                          TRUST                 DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          -----                 ----------------------                -------------------
E. Thayer Bigelow                      Trustee/Director      Managing General Partner, Bigelow     Currently serves as
Lord, Abbett & Co. LLC                 since 1994            Media, LLC (since 2000); Senior       director of Adelphia
c/o Legal Dept.                                              Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
90 Hudson Street                                             2000); Acting Chief Executive         Crane Co., and Huttig
Jersey City, NJ 07302                                        Officer of Courtroom Television       Building Products Inc.
(1941)                                                       Network (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

William H.T. Bush                      Trustee/Director      Co-founder and Chairman of the        Currently serves as
Lord, Abbett & Co. LLC                 since 1998            Board of the financial advisory       director of WellPoint,
c/o Legal Dept.                                              firm of Bush-O'Donnell & Company      Inc. (since 2002), and
90 Hudson Street                                             (since 1986).                         Engineered Support
Jersey City, NJ 07302                                                                              Systems, Inc. (since
(1938)                                                                                             2000).

Robert B. Calhoun, Jr.                 Trustee/Director      Managing Director of Monitor          Currently serves as
Lord, Abbett & Co. LLC                 since 1998            Clipper Partners (since 1997) and     director of Avondale,
c/o Legal Dept.                                              President of Clipper Asset            Inc. and Interstate
90 Hudson Street                                             Management Corp. (since 1991), both   Bakeries Corp.
Jersey City, NJ 07302                                        private equity investment funds.
(1942)

Julie A. Hill                          Trustee/Director      Owner and CEO of the Hillsdale        Currently serves as
Lord, Abbett & Co. LLC                 since 2004            Companies, a business consulting      director of WellPoint,
c/o Legal Dept.                                              firm (since 1998); Founder,           Inc.; Resources
90 Hudson Street                                             President and Owner of the            Connection Inc.; and
Jersey City, NJ 07302                                        Hiram-Hill and Hillsdale              Holcim (US) Inc. (a
(1946)                                                       Development Companies (1998 -         subsidiary of Holcim
                                                             2000).                                Ltd.).

Franklin W. Hobbs                      Trustee/Director      Former Chief Executive Officer of     Currently serves as
Lord, Abbett & Co. LLC                 since 2000            Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
c/o Legal Dept.                                              investment bank (January 2002 -       Company.
90 Hudson Street                                             April 2003); Chairman of Warburg
Jersey City, NJ 07302                                        Dillon Read (1999 - 2001); Global
(1947)                                                       Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. Alan MacDonald                      Trustee since 1991;   Retired - General Business and        Currently serves as
Lord, Abbett & Co. LLC                 Director since 1988   Governance Consulting (since 1992);   director of H.J. Baker
c/o Legal Dept.                                              formerly President and CEO of         (since 2003).
90 Hudson Street                                             Nestle Foods.
Jersey City, NJ 07302
(1933)

Thomas J. Neff                         Trustee since 1991;   Chairman of Spencer Stuart (U.S.),    Currently serves as
Lord, Abbett & Co. LLC                 Director since 1982   an executive search consulting firm   director of Ace, Ltd.
c/o Legal Dept.                                              (since 1996); President of Spencer    (since 1997) and Hewitt
90 Hudson Street                                             Stuart (1979-1996).                   Associates, Inc.
Jersey City, NJ 07302
(1937)


OFFICERS

None of the officers listed below have received compensation from the Income Fund and Income Trust. All the officers of the Income Fund and Income Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.



                                   CURRENT POSITION
                                   WITH INCOME
NAME AND                           FUND AND INCOME      LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                      TRUST                OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------                      -----                -------------------       ----------------------
Robert S. Dow                      Chief Executive      Elected in 1996           Managing Partner and Chief Executive Officer
(1945)                             Officer and                                    of Lord Abbett (since 1996).
                                   President

James T. Colby, III *              Executive Vice       Elected in 2005           Investment Manager, joined Lord Abbett in
(1949)                             President                                      2005; formerly Vice President and Senior
                                                                                  Portfolio Manager at John Hancock Funds
                                                                                  (2003 - 2005); prior thereto Principal and
                                                                                  Consultant at Old Harbor Capital
                                                                                  Management (2001 - 2003); prior thereto
                                                                                  Vice President and Senior Portfolio
                                                                                  Manager at Evergreen Investment Management
                                                                                  (1992 - 2001).

James Bernaiche                    Chief Compliance     Elected in 2005           Chief Compliance Officer, joined Lord
(1956)                             Officer                                        Abbett in 2001; formerly Vice President and
                                                                                  Chief Compliance Officer with Credit Suisse
                                                                                  Asset Management.

Joan A. Binstock                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer,
(1954)                             Officer and Vice                               joined Lord Abbett in 1999.
                                   President

Philip P. Fang                     Vice President       Elected in 1994           Investment Manager, joined Lord Abbett in
(1965)                                                                            1991.

John K. Forst                      Vice President and   Elected in 2005           Deputy General Counsel, joined Lord Abbett
(1960)                             Assistant Secretary                            in 2004; prior thereto Managing Director
                                                                                  and Associate General Counsel at New York
                                                                                  Life Investment Management LLC (2002-2003);
                                                                                  formerly Attorney at Dechert LLP
                                                                                  (2000-2002).

Robert I. Gerber                   Executive Vice       Elected in 2006           Partner and Director of Taxable Fixed
(1954)                             President                                      Income Management, joined Lord Abbett in
                                                                                  1997.

Lawrence H. Kaplan                 Vice President and   Elected in 1997           Partner and General Counsel, joined Lord
(1957)                             Secretary                                      Abbett in 1997.

A. Edward Oberhaus, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(1959                                                                             joined Lord Abbett in 1983.

Walter U. Menendez                 Vice President       Elected in 2006           Senior Municipal Bond Trader, Assistant
(1963)                                                                            Portfolio Manager, joined Lord Abbett in
                                                                                  1994.

Robert G. Morris                   Vice President       Elected in 2005           Partner and Chief Investment Officer,
(1944)                                                                            joined Lord Abbett in 1991.

Christina T. Simmons               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(1957)                             Assistant Secretary                            Abbett in 1999.

Peter Scott Smith                  Vice President       Elected in 2000           Investment Manager, joined Lord Abbett in
(1966)                                                                            1992.

Bernard J. Grzelak                 Treasurer            Elected in 2003           Director of Fund Administration, joined Lord
(1971)                                                                            Abbett in 2003; formerly Vice President,
                                                                                  Lazard Asset Management LLC (2000-2003);
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.


----------

*James Colby is an officer of Income Trust only.


COMMITTEES
The standing committees of the Board of Directors/Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Directors/Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board of Directors/Trustees in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund's independent public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.


The Proxy Committee is composed of at least two Directors/Trustees who are not "interested persons" of the Funds, and also may include one or more Directors/Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors/Trustees: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Directors/Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors/Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met three times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

The Contracts Committee consists of all Directors/Trustees who are not "interested persons" of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the directors in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE

The following table summarizes the compensation for the Directors/Trustees for the Income Fund and Income Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Income Fund for outside Directors/Trustees. The third column of the following table sets forth the compensation accrued by the Income Trust for outside Directors/Trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

(1)                                 (2)                       (3)                       (4)
                                    FOR FISCAL                FOR FISCAL                FOR THE YEAR ENDED
                                    YEAR ENDED                YEAR ENDED                DECEMBER 31, 2005
                                    SEPTEMBER 30,             SEPTEMBER 30,             TOTAL COMPENSATION
                                    2005 AGGREGATE            2005 AGGREGATE            PAID BY THE INCOME FUND,
                                    COMPENSATION              COMPENSATION              INCOME TRUST, AND
                                    ACCRUED BY THE            ACCRUED BY THE            TWELVE OTHER LORD ABBETT-
NAME OF DIRECTOR/TRUSTEE            INCOME FUND (1)           INCOME TRUST (1)          SPONSORED FUNDS(2)
------------------------            ---------------           ----------------          ------------------
E. Thayer Bigelow                   $  5,607                  $  1,230                  $  154,750
William H.T. Bush                   $  5,431                  $  1,239                  $  157,750
Robert B. Calhoun, Jr.              $  5,222                  $  1,415                  $  179,750
Julie A. Hill                       $  5,407                  $  1,262                  $  157,750
Franklin W. Hobbs                   $  4,713                  $  1,273                  $  157,750
C. Alan MacDonald                   $  5,821                  $  1,301                  $  166,125
Thomas J. Neff                      $  4,618                  $  1,247                  $  150,750


----------

(1) Independent Director/Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its Independent Directors/Trustees may be deferred at the option of a Director/Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors/Trustees. In addition, $25,000 of each Director/Trustee's retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $755, $1,180, $5,222 $2,313, $4,713, $755, and $4,618, respectively. Of the amounts shown in the third column, the total deferred amounts for the Trustees are $222, $333, $1,415, $627, $1,273, $222, and $1,247, respectively.

(2) The fourth column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director/Trustee in each Fund and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Directors/Trustees deemed invested in fund shares. The amounts ultimately received by the Directors/Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.



NAME OF FUND              ROBERT S. DOW        E. THAYER BIGELOW      WILLIAM H.T. BUSH     ROBERT B. CALHOUN, JR.
------------              -------------        -----------------      -----------------     ----------------------
National                  None                 $10,001-$50,000        $1-$10,000            $10,001-$50,000
California                None                 $10,001-$50,000        $1-$10,000            $1-$10,000
Connecticut               None                 $1-$10,000             $1-$10,000            $1-$10,000
Hawaii                    None                 $1-$10,000             $1-$10,000            $1-$10,000
Minnesota                 None                 $1-$10,000             $1-$10,000            $1-$10,000
Missouri                  None                 $1-$10,000             $1-$10,000            $1-$10,000
New Jersey                None                 $1-$10,000             $1-$10,000            $1-$10,000
New York                  None                 $10,001-$50,000        $1-$10,000            $1-$10,000
Texas                     None                 $1-$10,000             $1-$10,000            $1-$10,000
Washington                None                 $1-$10,000             $1-$10,000            $1-$10,000
Insured                   None                 $1-$10,000             $1-$10,000            $1-$10,000
Florida                   None                 $1-$10,000             $1-$10,000            $1-$10,000
Georgia                   None                 $1-$10,000             $1-$10,000            $1-$10,000
Michigan                  None                 $1-$10,000             $1-$10,000            $1-$10,000
Pennsylvania              None                 $1-$10,000             $1-$10,000            $1-$10,000

AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN
LORD ABBETT-SPONSORED
FUNDS                     Over $100,000        Over $100,000          Over $100,000         Over $100,000

                                                                      C. ALAN
NAME OF FUND              JULIE A. HILL        FRANKLIN W. HOBBS      MACDONALD             THOMAS J. NEFF
------------              -------------        -----------------      ---------             --------------
National                  $1-$10,000           $10,001-$50,000        $10,001-$50,000       $50,001-$100,000
California                $1-$10,000           $1-$10,000             $10,001-$50,000       $50,001-$100,00
Connecticut               $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Hawaii                    $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Minnesota                 $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Missouri                  $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
New Jersey                $1-$10,000           $1-$10,000             $1-$10,000            $10,001-$50,000
New York                  $1-$10,000           $1-$10,000             $10,001-$50,000       $10,001-$50,000
Texas                     $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Washington                $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Insured                   $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Florida                   $1-$10,000           $1-$10,000             $1-$10,000            $10,001-$50,000
Georgia                   $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Michigan                  $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Pennsylvania              $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000

AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN
LORD ABBETT-SPONSORED
FUNDS                     Over $100,000        Over $100,000          Over $100,000         Over $100,000


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Income Fund's and Income Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING
The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix D.


In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 26, 2006, the Income Fund's and Income Trust's officers and Directors/Trustees, as a group, owned less than 1% of the each Fund's outstanding shares. As of January 26, 2006, the ownership of the Insured Fund's Class P shares by Lord Abbett was 100%, which represents the initial investment in Class P Shares. As of January 26, 2006, to the best of our knowledge, other than the persons mentioned above, the following record holders held 5% or more of each class of a Fund's outstanding shares:

NATIONAL TAX-FREE FUND
Edward Jones & Co.                          Class A           35.78%
Shareholder Accounting                      Class B           25.11%
201 Progress Pkwy                           Class C           17.18%
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            5.47%
c/o Peter Booth                             Class C            8.65%
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class B           29.18%
of its Customers                            Class C           35.56%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

CALIFORNIA TAX-FREE FUND
Edward Jones & Co.                          Class A           14.75%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A           15.04%
c/o Peter Booth                             Class C            9.31%
333 West 34th St. - 3rd FL
New York, NY  10001

Morgan Stanley DW                           Class A            9.87%
3 Harborside Plaza, 6th Floor
Jersey City, NJ 07311

MLPF&S for the Sole Benefit                 Class C           49.43%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

CONNECTICUT TAX-FREE FUND
Edward Jones & Co.                          Class A            9.27%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            5.49%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A            9.21%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Susan Lynch                                 Class A            5.92%
8 Bayberry Ln.
Greenwich, CT 06831

HAWAII TAX-FREE FUND
Edward Jones & Co.                          Class A           11.95%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A           16.24%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A           10.40%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Morgan Stanley DW                           Class A           28.90%
3 Harborside Plaza, 6th Floor
Jersey City, NJ 07311

MINNESOTA TAX-FREE FUND
Edward Jones & Co.                          Class A           60.75%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class A           5.75%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

MISSOURI TAX-FREE FUND
Edward Jones & Co.                          Class A           61.68%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

NEW JERSEY TAX-FREE FUND
Citigroup Global Markets Inc.               Class A            9.38%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A            7.92%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

NEW YORK TAX-FREE FUND
Citigroup Global Markets Inc.               Class A            8.81%
c/o Peter Booth                             Class C           19.14%
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A            5.32%
of its Customers                            Class C           39.02%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

UBS Financial Services Inc. FBO             Class C            5.51%
Mrs. Diana Riklis
1020 Park Ave.
New York, NY 10028

TEXAS TAX-FREE FUND
Edward Jones & Co.                          Class A           49.04%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

WASHINGTON TAX-FREE FUND
Edward Jones & Co.                          Class A           39.56%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            9.49%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A            7.59%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Morgan Stanley DW                           Class A            5.98%
3 Harborside Plaza, 6th Floor
Jersey City, NJ 07311

INSURED INTERMEDIATE TAX-FREE FUND
Edward Jones & Co.                          Class A           50.86%
Shareholder Accounting                      Class B           22.54%
201 Progress Pkwy
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class A           13.15%
of its Customers                            Class B           33.87%
4800 Deer Lake Dr. E FL 3                   Class C           52.49%
Jacksonville, FL 32246

UBS Financial Services, Inc. FBO            Class B            9.73%
Cecil Dunn TR
1238 SE 5th St.
Ocala, FL 34471

McDonald Investments                        Class B            5.24%
4900 Tiedeman Rd.
Brooklyn, OH 444144

LPL Financial Services                      Class C            8.55%
9785 Towne Centre Dr.
San Diego, CA 92121

UBS Financial Services                      Class C            6.34%
Harriette Alexander
PO Box 483
Bloomfield, MI 48303

Lord Abbett & Co. LLC                       Class P          100.00%
Attn: Marion Zapolin
90 Hudson St.
Jersey City, NJ 07302

FLORIDA TAX-FREE TRUST
Edward Jones & Co.                          Class A           12.46%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            8.07%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

Legg Mason Wood Walker Inc.                 Class A            7.36%
PO Box 1476
Baltimore, MD 21203

MLPF&S for the Sole Benefit                 Class A            7.77%
of its Customers                            Class C           38.21%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

UBS Financial Services Inc. FBO             Class C           13.03%
Kyle Partners L.P.
812 Grandview Avenue
Suite 2B
Pittsburgh, PA 15211

GEORGIA TAX-FREE TRUST
Edward Jones & Co.                          Class A           60.89%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class A            7.26%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

MICHIGAN TAX-FREE TRUST
Edward Jones & Co.                          Class A           42.50%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A           6.01%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

PENNSYLVANIA TAX-FREE TRUST
Edward Jones & Co.                          Class A           11.33%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            5.70%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of January 26, 2006, to the best of our knowledge, the following record holder held 25% of more of the Funds' outstanding shares.

Edward Jones & Co.
201 Progress Pkwy
Maryland HTS, MO 63043-3009

Minnesota Tax-Free                  60.75%
Missouri Tax-Free                   58.93%
National Tax-Free                   35.70%
Texas Tax-Free Income               49.04%
Washington Tax-Free                 39.56%
Georgia Tax-Free Trust              60.89%
Michigan Tax-Free Trust             42.50%
Insured Intermediate Tax-Free       30.90%

MLPF&S
For The Sole Benefit Of It's Customers
ATTN Fund Administration
4800 Deer Lake Dr E FL3
Jacksonville, FL 32246-6484

Georgia Tax-Free Trust              50.61%


Morgan Stanley DW
Attn Mutual Fund Operations
Jersey City, NJ 07311-3907

Hawaii Tax-Free Trust               28.90%

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As described under "Management" in the Prospectus, Lord Abbett is the Income Fund's and Income Trust's investment adviser. The following partners of Lord Abbett are also officers and/or Directors/Trustees of the Funds: Joan A. Binstock, Robert I. Gerber, Lawrence H. Kaplan, A. Edward Oberhaus, III, and Robert G. Morris. Robert S. Dow is the managing partner of Lord Abbett and officer and Director/Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard D. Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.


Under the Management Agreement between Lord Abbett and the Income Fund and Income Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month as stated below. For the National Fund, New York Fund, California Fund, Insured Fund, and Florida Fund this fee is allocated among the classes based on the classes' proportionate share of such average daily net assets.


Lord Abbett is entitled to an annual management fee based on each such Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee for each Fund except the Insured Intermediate Fund is calculated at the following annual rates:

         .45 of 1% of the first $1 billion in assets, .40 of 1% of the next $1 billion, and .35 of 1% of the Fund's assets over $2 billion.

Lord Abbett is entitled to an annual management fee based on the Insured Intermediate Fund's average daily net assets. The fee is calculated daily and payable monthly at the following annual rates:


         .40 of 1% of the first $2 billion of average daily net assets,

         .375 of 1% of the next $3 billion, and

         .35 of 1% of assets over $5 billion.


For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of each Fund's expenses so that each Fund's Total Annual Operating Expenses (with the exception of the Insured Fund) do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class B and C shares, and 1.05% of average daily net assets for Class P shares.

For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Insured Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.25% of average daily net assets for Class A shares, 1.00% of average daily net assets for Class B and C shares, and 0.45% of average daily net assets for Class P shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders insurance premiums, and other expenses connected with executing portfolio transactions.

As of September 30, 2005, other expenses reimbursed by Lord Abbett and not repaid were $48,640, $160,459, $431,469, $424,538, $17,517, $119,478, $187,319
and $37,454 for the National Fund, Connecticut Fund, Missouri Fund, New York Fund, Texas Fund, Insured Intermediate Fund, Florida Fund, and Pennsylvania Fund, respectively. As of September 30, 2004, other expenses reimbursed by Lord Abbett and not repaid were $208,299, $131,074 and $117,492 for the National Fund, New York Fund, and Insured Intermediate Fund, respectively. As of September 30, 2003, other expenses reimbursed by Lord Abbett and not repaid by the Insured Fund amounted to $65,782.

Gross management fees, management fees waived and net management fee for each Fund were as follows:


                                             YEAR ENDED SEPTEMBER 30, 2005
                                             -----------------------------
                                                                      NET
                                 GROSS             MANAGEMENT         MANAGEMENT
FUND                             MANAGEMENT FEES   FEES WAIVED        FEES
----                             ---------------   -----------        ----
National                         $     2,593,332                 -    $     2,593,332
California                       $       810,980                 -    $       810,980
Connecticut                      $       409,866                 -    $       409,866
Hawaii                           $       323,215                 -    $       323,215
Minnesota                        $       182,114                 -    $       182,114
Missouri                         $       717,448                 -    $       717,448
New Jersey                       $       631,825                 -    $       631,825
New York                         $     1,113,906                 -    $     1,113,906
Texas                            $       344,093                 -    $       344,093
Washington                       $       217,195                 -    $       217,195
Insured                          $        43,143   $       (43,143)                 -
Florida                          $       347,491                 -    $       347,491
Georgia                          $       425,450                 -    $       425,450
Michigan                         $       337,568                 -    $       337,568
Pennsylvania                     $       441,369                 -    $       441,369


                                             YEAR ENDED SEPTEMBER 30, 2004
                                             -----------------------------
                                                                      NET
                                 GROSS             MANAGEMENT         MANAGEMENT
                                 MANAGEMENT FEES   FEES WAIVED        FEES
                                 ---------------   -----------        ----
National                         $     2,985,227                 -    $     2,985,227
California                       $       932,702                 -    $       932,702
Connecticut                      $       460,945                 -    $       460,945
Hawaii                           $       355,951                 -    $       355,951
Minnesota                        $       192,502                 -    $       192,502
Missouri                         $       769,399                 -    $       769,399
New Jersey                       $       732,373                 -    $       732,373
New York                         $     1,270,689                 -    $     1,270,689
Texas                            $       390,071                 -    $       390,071
Washington                       $       250,845                 -    $       250,845
Insured                          $        32,493   $       (32,493)                 -
Florida                          $       411,289                 -    $       411,289
Georgia                          $       442,203                 -    $       442,203
Michigan                         $       358,606                 -    $       358,606
Pennsylvania                     $       487,733                 -    $       487,733

                                          YEAR ENDED SEPTEMBER 30, 2003
                                          -----------------------------
                                                                      NET
                                 GROSS             MANAGEMENT         MANAGEMENT
FUND                             MANAGEMENT FEES   FEES WAIVED        FEES
----                             ---------------   -----------        ----
National                         $     3,038,541                 -    $     3,038,541
California                       $     1,001,875                 -    $     1,001,875
Connecticut                      $       494,300                 -    $       494,330
Hawaii                           $       380,865                 -    $       380,865
Minnesota                        $       156,207                 -    $       156,207
Missouri                         $       741,604                 -    $       741,604

New Jersey                       $       797,266                 -    $       797,266
New York                         $     1,281,043                 -    $     1,281,043
Texas                            $       399,392                 -    $       399,392
Washington                       $       248,504                 -    $       248,504
Insured                          $         3,590   $        (3,590)                 -
Florida                          $       437,411                 -    $       437,411
Georgia                          $       391,842                 -    $       391,842
Michigan                         $       324,518                 -    $       324,518
Pennsylvania                     $       499,671                 -    $       499,671


INVESTMENT MANAGERS
As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Peter Scott Smith heads the teams of the Municipal Income Fund and Municipal Income Trust and is primarily responsible for the day-to-day management of the Funds.

The following table indicates for each Fund as of September 30, 2005: (1) the number of other accounts managed by the investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.
(The data shown below are approximate.)

                                                  OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                  --------------------------------------------------------
                                                                            OTHER POOLED
                                                  REGISTERED INVESTMENT      INVESTMENT
                                                        COMPANIES             VEHICLES      OTHER ACCOUNTS
                                                        ---------             --------      --------------
California Tax-Free Fund     Peter Scott Smith         1 / $ 180.1            0 / $ 0.0       0 / $ 0.0

Connecticut Tax-Free Fund    Peter Scott Smith          1 / $ 91.1            0 / $ 0.0       0 / $ 0.0

Hawaii Tax-Free Fund         Peter Scott Smith          1 / $ 78.2            0 / $ 0.0       0 / $ 0.0

Minnesota Tax-Free Fund      Peter Scott Smith          1 / $ 43.2            0 / $ 0.0       0 / $ 0.0

Missouri Tax-Free Fund       Peter Scott Smith         1 / $ 161.7            0 / $ 0.0       0 / $ 0.0

National Tax-Free Fund       Peter Scott Smith         1 / $ 569.8            0 / $ 0.0       0 / $ 0.0

                                                  OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                  --------------------------------------------------------
                                                                            OTHER POOLED
                                                  REGISTERED INVESTMENT      INVESTMENT
                                                        COMPANIES             VEHICLES      OTHER ACCOUNTS
                                                        ---------             --------      --------------
New Jersey Tax-Free Fund      Peter Scott Smith        1 / $ 137.3            0 / $ 0.0        0 / $ 0.0

New York Tax-Free Fund        Peter Scott Smith        1 / $ 244.1            0 / $ 0.0        0 / $ 0.0

Texas Tax-Free Fund           Peter Scott Smith         1 / $ 76.0            0 / $ 0.0        0 / $ 0.0

Washington Tax-Free Fund      Peter Scott Smith         1 / $ 47.7            0 / $ 0.0        0 / $ 0.0

Insured Intermediate Tax-
Free Fund                     Peter Scott Smith         1 / $ 12.4            0 / $ 0.0        0 / $ 0.0

Florida Tax-Free Trust        Peter Scott Smith         1 / $ 75.5            0 / $ 0.0        0 / $ 0.0

Georgia Tax-Free Trust        Peter Scott Smith        1 / $ 103.8            0 / $ 0.0        0 / $ 0.0

Michigan Tax-Free Trust       Peter Scott Smith         1 / $ 75.9            0 / $ 0.0        0 / $ 0.0

Pennsylvania Tax-Free Trust   Peter Scott Smith         1 / $ 97.2            0 / $ 0.0        0 / $ 0.0

* Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.


COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS (ASK LES IF OKAY AS IS?)
The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of September 30, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                                                        DOLLAR RANGE OF SHARES IN THE PORTFOLIO
                                            ---------------------------------------------------------------
                                                       $1-     $10,001-  $50,001-    $100,001-  $500,001-        OVER
FUND                 NAME                   NONE    $10,000    $50,000   $100,000    $500,000   $1,000,000    $1,000,000
------------------------------------------------------------------------------------------------------------------------
New Jersey Tax-Free
Fund                 Peter Scott Smith                /X/

All Other Funds in
Municipal Income
Fund                                        /X/

Municipal Income
Trust                Peter Scott Smith      /X/


ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with each Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

Administrative services fees payable to Lord Abbett for each Fund are as follows:



FUND                             2005           2004           2003
----                             ----           ----           ----
National                         $    230,518   $    238,818   $    180,534
California                       $     72,087   $     74,616   $     59,536
Connecticut                      $     36,432   $     36,876   $     29,320
Hawaii                           $     28,730   $     28,476   $     22,655
Minnesota                        $     16,188   $     15,400   $      9,321
Missouri                         $     63,773   $     61,552   $     44,102
New Jersey                       $     56,162   $     58,590   $     47,452
New York                         $     99,014   $    101,655   $     76,314
Texas                            $     30,586   $     31,206   $     23,736
Washington                       $     19,306   $     20,068   $     14,781
Insured                          $      4,314   $      2,888   $        319
Florida                          $     30,888   $     32,903   $     25,971
Georgia                          $     37,818   $     35,376   $     23,316
Michigan                         $     30,006   $     28,688   $     19,274
Pennsylvania                     $     39,233   $     39,019   $     29,707


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


Lord Abbett's and the Funds' policy is to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. Lord Abbett's and each Fund's policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability to obtain best execution of the Funds' portfolio transactions and for transactions in fixed-income securities, the value and quality of the broker-dealers' research services also may be considered. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for seeking best execution.

In transactions of securities traded in the foreign and domestic over the counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to each Fund and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.


Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of securities in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a client directs Lord Abbett to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

During the fiscal years ending September 30, 2005, 2004, and 2003, the Income Fund and Income Trust paid no commissions on transactions of securities to independent dealers.

                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class, series, or fund.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of the independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.


Each Fund does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Shareholder meetings may be called at any time by certain officers of the Funds or by a majority of the Directors/Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that Income Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Income Trust and requires that a disclaimer be given in each contract entered into or executed by the Income Trust. The Declaration provides for indemnification out of the Income Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Income Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Income Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Income Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Income Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Income Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Income Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Income Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you buy them (24th month if the shares were purchased prior to November 1, 2004), you may pay a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect.

Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C AND P. The Funds have adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each class of shares of each Fund: the "A Plan" (all Funds), the "B Plan" (National and Insured Funds only), the "C Plan" (National, New York, California, Insured and Florida Funds only) and the "P Plan" (all Funds), respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Boards have concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.


The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal year ended September 30, 2005 were: National Fund -- $1,742,810; California Fund-- $597,641; Connecticut Fund-- $320,127; Hawaii Fund-- $244,079; Minnesota Fund-- $0; Missouri Fund-- $572,056; New Jersey Fund-- $489,488; New York Fund-- $797,133; Texas Fund-- $276,717; Washington Fund-- $0; Insured Fund-- $23,283; Florida Fund-- $267,715; Georgia Fund-- $0; Michigan Fund-- $0; and Pennsylvania Fund-- $300,049.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the B Plan for the fiscal year ended September 30, 2005 were: National Fund-- $329,918 and Insured Fund-- $5,401.

The amounts by each Fund to Lord Abbett Distributor pursuant to the C Plan for the fiscal year ended September 30, 2005 were: National Fund-- $416,781; California Fund-- $137,652; New York Fund-- $135,537; Insured Fund-- $35,856; and Florida-- $63,137.

The amount paid by the Insured Fund to Lord Abbett Distributor pursuant to the P Plan for the fiscal year ended September 30, 2005 was $47.

Lord Abbett Distributor forwarded such amounts as payments to dealers and other agents under the respective Plans.

The Class A Plans of the Michigan, Minnesota, and Washington Funds will not go into effect until the quarter subsequent to the net assets of each Fund reaching $100 million. During the quarter ended September 30, 2005, the net assets of Georgia reached $100 million. As a result, on October 1, 2005, the Fund's Class A Plan became effective.


Each Plan requires the Boards to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Boards reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors/Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors/Trustees, including a majority of the outside Directors/Trustees. As long as the Plans are in effect, the selection or nomination of outside Directors/Trustees is committed to the discretion of the outside Directors/Trustees.


One Director/Trustee, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plans. Mr. Neff, an independent Director/Trustee of the Funds, also is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.2 billion in revenue in fiscal 2004. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the 12b-1 Plans of the Fund and/or other Lord Abbett-sponsored Funds. In the twelve months ended October 31, 2005, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $320,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors/Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.


CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which Lord Abbett Distributor has paid a one-time distribution fee of up to 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred.

CLASS B SHARES (NATIONAL AND INSURED FUNDS ONLY). As stated in the Prospectus, subject to certain exceptions, if Class B shares of the National or Insured Fund (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Funds in connection with the sale of Class B shares.


To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                                     CONTINGENT DEFERRED SALES CHARGE ON
WHICH THE PURCHASE ORDER WAS ACCEPTED                         REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------                         ----------------------------------------------
Before the 1st                                                5.0%
On the 1st, before the 2nd                                    4.0%
On the 2nd, before the 3rd                                    3.0%
On the 3rd, before the 4th                                    3.0%
On the 4th, before the 5th                                    2.0%
On the 5th, before the 6th                                    1.0%
On or after the 6th anniversary                               None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES (NATIONAL FUND, NEW YORK FUND, CALIFORNIA FUND, INSURED FUND, AND FLORIDA FUND ONLY). As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."


With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Funds (if the purchase was made prior to November 1, 2004) or by Lord Abbett Distributor (if the purchase was made on or after November 1, 2004) and is intended to reimburse all or a portion of the amount paid by each Fund or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Funds have had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Funds. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and
(b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for a Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.

             PURCHASES, REDEMPTIONS, PRICING AND PAYMENTS TO DEALERS


Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions". The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate a Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: (a) purchases of $1 million or more, (b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, (c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, (d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, (e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares (f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, (h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or (j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

Our Class A shares also may be purchased at net asset value (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, (iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents, or (v) purchases through a broker-dealer that has entered a special written arrangement with Lord Abbett Distributor under which the broker-dealer makes NAV purchases available to investors in a mutual fund undergoing a liquidation and dissolution so long as( i) such NAV purchases are made within 30 calendar days of the liquidation and dissolution of the mutual fund, (ii) the investor paid sales charges on the liquidating mutual fund's shares in accordance with such mutual fund's disclosure, and (iii) such purchases are limited to an amount not more than the investor's proceeds from such liquidation and dissolution rounded to the next higher $1,000 increment. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have a business relationship.


EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' prior written notice.


"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.


The other funds and series that participate in the Telephone Exchange Privilege except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and the Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $ 50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Funds to sell, the full amount indicated.


RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.


INVEST-A-MATIC. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Funds for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.


RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Funds or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

   Allstate Life Insurance Company
   Allstate Life Insurance Company of New York
   A.G. Edwards & Sons, Inc.
   B.C. Ziegler and Company
   Bodell Overcash Anderson & Co., Inc.
   Cadaret, Grant & Co., Inc.
   Citigroup Global Markets, Inc.
   Edward D. Jones & Co.
   Family Investors Company
   James I. Black & Co.
   Linsco/Private Ledger Corp.
   Mass Mutual Life Investors Services, Inc.
   McDonald Investments Inc.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
   (and/or certain of its affiliates)
   Metlife Securities, Inc.
   Morgan Stanley DW, Inc.
   National Financial Partners
   Phoenix Life and Annuity Co.
   Piper Jaffrey & Co.
   Protective Life Insurance Company
   Prudential Investment Management Services LLC
   RBC Dain Rauscher
   Raymond James & Associates, Inc.
   Raymond James Financial Services, Inc.
   Sun Life Assurance Company of Canada
   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   UBS Financial Services Inc.
   Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

Thomas J. Neff, an independent Director/Trustee of the Funds, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.2 billion in revenue in fiscal 2004. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
TAXATION OF THE FUNDS

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Income from tax-exempt obligations is not included in investment company taxable income. If at the close of each quarter of a taxable year of each Fund, at least 50% of the value of the Fund's total assets consists of certain obligations the interest on which is excludible from gross income under Section 103(a) of the Code, the Fund qualifies to pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as designated by each Fund, equal to the excess of the Fund's excludible interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by each Fund are generally exempt from federal income tax; however, the amount of such dividends must be reported on the recipient's federal income tax return.

Ordinarily, you are required to take distributions by each Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares will be disallowed to the extent of the amount of any exempt-interest dividends received. Additionally, if your holding period is six months or less, any capital loss realized from the sale, exchange, or redemption of such shares, to the extent not previously disallowed, must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should be aware that the benefits of the long-term capital gains rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for federal purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in Fund shares.

Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Certain investment practices that each Fund may utilize, such as investing in futures, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments and exchanges ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Funds can differ from the U.S. federal income tax rules described above. Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state. Many states also allow you to exclude from income interest on obligations of the federal government and certain other governmental authorities, including U.S. territories and possessions. As noted below, however, certain states may require that a specific percentage of a Fund's income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for state or local purposes. The Funds intend to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on state and/or federal obligations may be excluded from state taxable income.


The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


California Fund - For the Fund to qualify to pay exempt-interest dividends for purposes of California personal income tax, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must consist of California state or local obligations or federal obligations the interest therefrom is exempt from California personal income taxation.

Connecticut Fund - Dividends derived from interest income on federal obligations are subject to Connecticut personal income tax, unless at least 50% of the value of the Fund's total assets consist of federal obligations or other obligations with respect to which taxation by Connecticut is prohibited by federal law at the close of each quarter of the Fund's taxable year.

Florida Trust - Florida imposes an intangible personal property tax on certain financial assets, including, under certain circumstances, mutual fund shares. Unlike most state and local taxes which are assessed on distributions with respect to mutual fund shares, the Florida intangible personal property tax is based on the net asset value of these shares. For the net asset value of Fund shares to be excluded from the calculation of the Florida intangible personal property tax, the Fund must be organized as a business trust and at least 90% of the net asset value of the Fund's portfolio of assets must consist of assets that are exempt from the Florida intangible personal property tax. Exempt assets include notes, bonds, and obligations issued by the State of Florida, its municipalities, counties and other taxing districts, or by the United States government and certain of its agencies.

Minnesota Fund - For the Fund to qualify to pay exempt-interest dividends for purposes of Minnesota personal income tax, at least 95% of exempt-interest dividends paid by the Fund must be derived from interest on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, or on obligations of Indian tribes located in Minnesota. In the event that less than 95% of the exempt-interest dividends paid by the Fund are derived from interest on the above obligations, the dividends derived from such interest will not be exempt from the Minnesota personal income tax. If the 95% requirement is met, the portion of the exempt-interest dividend that is derived from interest on the above obligations is excluded from personal income tax.


The Minnesota legislature enacted a provision expressing its intent that if a court holds that Minnesota's tax treatment of obligations of other states and their governmental units is unlawful in that it discriminates against interstate commerce, the remedy should be to include interest on obligations of Minnesota governmental units as Minnesota taxable income. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, no matter when the obligations were issued. Should a court so rule, the value of securities held by the Fund, and thus the value of the Fund's shares, would likely decrease, perhaps significantly.

New Jersey Fund - For the Fund to qualify to pay exempt-interest dividends for purposes of New Jersey personal income tax at least 80% of the aggregate principal amount of all its investments must be in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the state of New Jersey or in other obligations that are statutorily free from State and local taxation under any other act of New Jersey or under the laws of the United States (the "80% Test"). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, and cash and cash items (including receivables) are excluded from the principal amount of the Fund's investments. If the Fund qualifies to pay exempt-interest dividends, all distributions attributable to interest earned on the above obligations will be exempt from New Jersey personal income tax. All distributions attributable to interest earned on federal obligations will be exempt from New Jersey personal income tax, regardless of whether the Fund meets the 80% Test.

New York Fund - Shareholders of the Fund will not be required to include in their gross income for New York State and New York City personal income tax purposes any portion of distributions received by the Fund that are attributable to interest earned on (1) tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City); (2) obligations of the United States and its possessions, but only if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of Fund's total assets consists of obligations of the United States and its possessions; or (3) obligations of any authority, commission, or instrumentality of the United States to the extent federal law exempts such interest from state income taxation.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Funds have entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


For the last three fiscal years, Lord Abbett Distributor as each Fund's principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to the Class A shares as follows:


          INCOME FUND


                                      YEAR ENDED        YEAR ENDED        YEAR ENDED
                                      SEPT. 30, 2005    SEPT. 30, 2004    SEPT. 30, 2003
                                      --------------    --------------    --------------
Gross sales charge                    $     2,156,830   $     1,718,173   $     2,494,536

Amount allowed to dealers             $     1,777,524   $     1,420,487   $     2,060,041
                                      ---------------   ---------------   ---------------

Net commissions received
by Lord Abbett                        $       379,306   $       297,686   $       434,495
                                      ===============   ===============   ===============

          INCOME TRUST



                                      YEAR ENDED        YEAR ENDED        YEAR ENDED
                                      SEPT. 30, 2005    SEPT. 30, 2004    SEPT. 30, 2003
                                      --------------    --------------    --------------
Gross sales charge                    $     1,072,175   $       874,513   $     1,397,009

Amount allowed to dealers             $       878,310   $       724,323   $     1,157,525
                                      ---------------   ---------------   ---------------
Net commissions received
by Lord Abbett Distributor            $       193,865   $       150,190   $       239,484
                                      ===============   ===============   ===============



In addition, Lord Abbett Distributor, as the Income Fund's principal underwriter, received the following compensation for the fiscal year ended September 30, 2005:



                           BROKERAGE
                           COMPENSATION              COMMISSIONS
                           ON REDEMPTION             IN CONNECTION              OTHER
                           AND REPURCHASE            WITH FUND TRANSACTIONS     COMPENSATION
                           --------------            ----------------------     ------------
Class A                    $      0                  $      0                   $  1,565,703.26

Class B                    $      0                  $      0                   $      1,543.00*

Class C                    $      0*                 $      0                   $      1,488.17*

Class P                    $      0                  $      0                   $             0


* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.


In addition, Lord Abbett Distributor, as the Income Trust's principal underwriter, received the following compensation for the fiscal year ended September 30, 2005:



                           BROKERAGE
                           COMPENSATION              COMMISSIONS
                           ON REDEMPTION             IN CONNECTION              OTHER
                           AND REPURCHASE            WITH FUND TRANSACTIONS     COMPENSATION
                           --------------            ----------------------     ------------
Class A                    $      0                  $      0                   $    187,652.04

Class B                    $      0                  $      0                   $        204.30*

Class C                    $      0*                 $      0                   $      1,271.81*

Class P                    $      0                  $      0                   $         46.43


* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.
          Performance

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of the Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of the Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 3.25% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares (National and Insured Fund only), the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the National and Insured Funds investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares (California, National, New York, Insured, and Florida Funds only), the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.


Using the computation methods described above the following table indicates average annual compounded rates of total return on an initial investment of one thousand dollars as of September 30, 2005, for each Fund, per class, for one, five, and ten-years or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                   1 YEAR     5 YEARS     10 YEARS     LIFE OF FUND
                                   ------     -------     --------     ------------
NATIONAL FUND
Class A Shares
    Before Taxes                       1.10%       5.33%       5.24%                -
Class A Shares After
    Taxes on Distributions             1.10%       5.32%       5.17%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.07%       5.22%       5.14%                -
Class B Shares                        -0.17%       5.18%                4.93% (8/1/96)
Class C Shares                         3.93%       5.36%          -    5.01% (7/15/96)

CALIFORNIA FUND
Class A Shares
    Before Taxes                       1.51%       5.10%       5.03%                -
Class A Shares After
    Taxes on Distributions             1.51%       5.10%       5.03%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.32%       5.02%       4.99%                -
Class C Shares                         4.20%       5.16%          -    4.87% (7/15/96)

CONNECTICUT FUND
Class A Shares
    Before Taxes                       0.33%       5.47%       5.08%                -
Class A Shares After
    Taxes on Distributions             0.33%       5.47%       5.08%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.65%       5.36%       5.05%                -

HAWAII FUND
Class A Shares
    Before Taxes                      -0.06%       4.67%       4.75%                -
Class A Shares After
    Taxes on Distributions            -0.06%       4.67%       4.75%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.35%       4.65%       4.76%                -

MINNESOTA FUND
Class A Shares
    Before Taxes                       1.39%       5.60%       5.17%                -
Class A Shares After
    Taxes on Distributions             1.39%       5.60%       5.13%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.25%       5.46%       5.11%                -

MISSOURI FUND
Class A Shares
    Before Taxes                       0.86%       5.25%       4.99%                -

Class A Shares After
    Taxes on Distributions             0.86%       5.25%       4.99%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.94%       5.13%       4.95%                -

NEW JERSEY FUND
Class A Shares
    Before Taxes                       1.10%       4.84%       4.93%                -
Class A Shares After
    Taxes on Distributions             1.10%       4.84%       4.84%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.09%       4.81%       4.86%                -

NEW YORK FUND
Class A Shares
    Before Taxes                       0.10%       5.48%       5.13%                -
Class A Shares After
    Taxes on Distributions             0.10%       5.48%       5.13%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.50%       5.38%       5.11%                -
Class C Shares                         2.87%       5.53%          -    5.03% (7/15/96)

TEXAS FUND
Class A Shares
    Before Taxes                      -0.05%       5.47%       5.04%                -
Class A Shares After
    Taxes on Distributions            -0.05%       5.47%       4.94%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.44%       5.36%       4.95%                -

WASHINGTON FUND
Class A Shares
    Before Taxes                       0.91%       5.35%       5.30%                -
Class A Shares After
    Taxes on Distributions             0.91%       5.35%       5.30%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.17%       5.31%       5.28%                -

INSURED FUND
Class A Shares
    Before Taxes                      -1.89%          -           -    0.43% (6/30/03)
Class A Shares After
    Taxes on Distributions            -1.89%          -           -    0.43% (6/30/03)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                       -0.25%          -           -    0.78% (6/30/03)
Class B                               -3.39%          -           -   -0.11% (6/30/03)
Class C                                0.61%          -           -    1.16% (6/30/03)

Class P                                1.16%          -           -    1.74% (6/30/03)

FLORIDA FUND
Class A Shares
    Before Taxes                       0.16%       4.88%       4.52%                -
Class A Shares After
    Taxes on Distributions             0.16%       4.88%       4.52%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.58%       4.85%       4.56%                -
Class C Shares                         2.65%       4.83%          -    4.33% (7/15/96)

GEORGIA FUND
Class A Shares
    Before Taxes                       0.85%       6.03%       6.04%                -
Class A Shares After
    Taxes on Distributions             0.85%       6.02%       5.92%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.93%       5.81%       5.81%                -

MICHIGAN FUND
Class A Shares
    Before Taxes                       0.21%       5.66%       5.45%                -
Class A Shares After
    Taxes on Distributions             0.21%       5.66%       5.45%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.55%       5.53%       5.39%                -

PENNSYLVANIA FUND
Class A Shares
    Before Taxes                       1.12%       5.52%       5.31%                -
Class A Shares After
    Taxes on Distributions             1.12%       5.52%       5.31%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.15%       5.39%       5.26%                -


* (-) means not applicable.

Yield quotation for each class of a fixed-income fund is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.

Each Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (as determined above) which is tax exempt by one minus a stated income tax rate (National 35.00%; California 41.05%; Connecticut 38.25%; Florida 35.00%; Insured 35.00%; Georgia 38.90%; Michigan 37.54%; Missouri 38.90%; New
Jersey 40.83%; New York 40.01%; Pennsylvania 37.00%; Texas 35.00%; Hawaii 40.36%; Washington 35.00% and Minnesota 40.10%) and adding the product to that portion, if any, of the Fund's yield that is not tax exempt.


For the 30-day period ended December 31, 2005, the 30-day yield and the tax equivalent yield for Class A shares of the Funds were:



         FUND                                                 30-DAY YIELD              TAX-EQUIVALENT YIELD
         National Tax-Free Fund                               3.95%                     6.08%
         California Tax-Free Fund                             3.95%                     6.70%
         Connecticut Tax-Free Fund                            4.18%                     6.77%
         Hawaii Tax-Free Fund                                 3.84%                     6.44%
         Minnesota Tax-Free Fund                              4.08%                     6.81%
         Missouri Tax-Free Fund                               4.09%                     6.69%
         New Jersey Tax-Free Fund                             3.71%                     6.27%
         New York Tax-Free Fund                               3.99%                     6.65%
         Texas Tax-Free Fund                                  3.86%                     5.94%
         Washington Tax-Free Fund                             4.24%                     6.52%
         Insured Intermediate Tax-Free Fund                   3.46%                     5.32%
         Florida Tax-Free Trust                               4.17%                     6.42%
         Georgia Tax-Free Trust                               4.15%                     6.79%
         Michigan Tax-Free Trust                              4.06%                     6.50%
         Pennsylvania Tax-Free Trust                          3.98%                     6.32%


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett Municipal Income Fund, Inc.'s and Lord Abbett Municipal Income Trust's 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, as stated in its reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


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                                   APPENDIX A
               DESCRIPTION OF FOUR HIGHEST MUNICIPAL BOND RATINGS

MOODY'S DESCRIBES ITS FOUR HIGHEST RATINGS FOR MUNICIPAL BONDS AS FOLLOWS:


Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.


STANDARD & POOR'S DESCRIBES ITS FOUR HIGHEST RATINGS FOR MUNICIPAL BONDS AS
FOLLOWS:

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

FITCH DESCRIBES ITS FOUR HIGHEST RATINGS FOR MUNICIPAL BONDS AS FOLLOWS:


AAA      Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA       Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A        High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


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                                   APPENDIX B

Risk Factors Regarding Investments IN PUERTO RICO, CALIFORNIA, CONNECTICUT, FLORIDA, GEORGIA, HAWAII, MICHIGAN, MINNESOTA, MISSOURI, NEW JERSEY, NEW YORK, PENNSYLVANIA, TEXAS, AND WASHINGTON MUNICIPAL BONDS

The following information is a summary of certain special risks that may affect the states and territory indicated, which could affect the value of the bonds held by the corresponding Fund. This information may not be complete or current and is compiled based upon information and judgments in publicly available documents, including news reports, state budgetary and financial analyses, and credit analyses prepared by bond rating agencies. The Funds have not verified any of this information.


PUERTO RICO BONDS


Each Fund may invest in bonds issued by the Commonwealth of Puerto Rico, its agencies, and instrumentalities.


Puerto Rico continues to face significant fiscal challenges. In July 2005, Standard & Poor's underlying rating on the Commonwealth fell to "BBB" from its previous ranking of "A-." This downgrade followed a May 2005 report by Moody's Investor Service that lowered Puerto Rico's general obligation bond rating from "Baa1" to "Baa2." Among the reasons given for the declining credit status of Puerto Rico bonds were a large operating deficit financed with borrowing, the declining net liquidity position of the state-run Government Development Bank
(GDB), a significant increase in tax-supported debt (now approaching 60% of personal income), and substantial unfunded pension liabilities. The GDB must maintain a minimum level of cash liquidity in order to make periodic interest payments and to fulfill its legal reserve requirements. In the view of the rating agencies, the Puerto Rican government is at the point where it is not able to fund its obligations by tax revenues and must keep borrowing to keep itself afloat. Added to this problem is the looming requirement to pay retirement benefits to the Commonwealth government's unusually large work force.

Although the Commonwealth previously projected a structural imbalance of $550 million for fiscal 2005, the Commonwealth revised that expectation late in fiscal 2005 to a projected full-year gap of more than $1 billion between General Fund operating revenues and expenditures. This imbalance occurred despite revenue growth estimates of 5.1% for fiscal 2005 over fiscal 2004 actual collections. The most significant drivers for the imbalance were overspending on education, health and welfare, and public safety.

The growth rate of Puerto Rico's economy continues to mirror that of the rest of the United States. Continued growth will likely depend on the State of the U.S. economy, stability in oil prices, and borrowing costs. Manufacturing remains an important sector of the Commonwealth's economy, although losses in manufacturing jobs decreased the sector's role to 11.6% of employment in 2004 from 18.6% in 1991. In terms of net income contribution, this sector nevertheless contributed 46% in 2004 compared with 41% in 1991, reflecting higher per-position wages. The service sector, particularly tourism, continues as a leading indicator of Puerto Rico's economy and continues to show steady increases. Services account for 26.9% of employment and 9.7% of income. Government employment was 30.3% of the total in 2004, but represented only 10.6% of income.

The outlook remains negative, reflecting the government's difficulties in addressing financial problems. Failure to determine a long-term financial plan could lead to further weakening of credit quality.


The Constitution of Puerto Rico limits the direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes.


CALIFORNIA BONDS

California's bond ratings maintained a positive outlook at the end of December 2005. The State's general obligation bonds are secured by the State's full faith and credit pledge and claim second priority on General Fund revenues after spending on public education. Moody's Investor Service upgraded the State of California's general obligation bonds to "A2" from "A3" in July 2005, while maintaining the State's positive rating outlook. The upgrade reflects a continuing

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favorable trend of recovery in the State's economy and tax revenues, better than expected financial performance in fiscal 2005, and a moderately improved financial outlook for 2006 and beyond. As of January 2006, California's general obligation debt continues to be rated A by Standard & Poor's. The state enjoys a diversified, wealthy economy and has experienced sustained growth in employment and income growth in recent years.

Nevertheless, the state places heavy reliance on borrowing to fund accumulated operating deficits, rather than permanent adjustments to achieve a balanced budget. In his State of the State address on January 5, 2006, Governor Schwarzenegger remarked that over the next 20 years, California's population is expected to increase by as much as 30 percent and the State will face more that $500 billion in infrastructure needs over that same period. He announced a Strategic Growth Plan to leverage $68 billion dollars in bonds over the next 10 years to invest more than $222 billion in the State's infrastructure without raising taxes.


Various constitutional and statutory provisions may result in decreases in State and local revenues and thus affect the ability of issuers of California municipal bonds to meet their financial obligations. Proposition 13, enacted in 1978, constrains the fiscal condition of local governments by limiting ad valorem taxes on real property and restricting the ability of taxing entities to increase real property and other taxes. In 1996, voters approved Proposition 218, which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval, and clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 is generally viewed as restricting the flexibility of local governments, and consequently has and may further cause reductions in ratings of some cities and counties. The State is also subject to an annual appropriations limit imposed by Article XIII.B of the State Constitution, which prohibits the State from spending the proceeds of tax revenues, regulatory licenses, user charges, or other fees beyond imposed appropriations limits that are adjusted annually based on per capita personal income and changes in population. Revenues that exceed the limitation are measured over consecutive two-year periods, and any excess revenues are divided equally between transfers to schools and community colleges and refunds to taxpayers. Certain appropriations, including appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by voters, are not subject to this limitation.


The effect of these provisions on the ability of California issuers to pay interest and principal on obligations remains unclear in many cases. In any event, the effect may depend on whether a particular California municipal bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such charges) and on the type of security, if any, provided for the bond. Future amendments to the California Constitution or statutory changes also may harm the ability of the State or local issuers to repay their obligations.

CONNECTICUT BONDS

Connecticut continues to show signs of economic recovery and stabilization, as demonstrated by modest improvements in job growth and a resumption of growth in certain State revenues. Long-term concerns persist about high business and living costs, as well as the State's below average demographic trends. The State's bond rating remains unchanged, with Standard & Poor's and Moody's Investor Service rating the State's general obligation bonds "AA" and "Aa3," respectively.

The State's budget for fiscal 2005 addressed Connecticut's budget gap with one-time revenues, tax increases, and spending cuts. Fiscal 2004 ended with a surplus that allowed over $300 million to be injected into Connecticut's budget stabilization fund. The $157 million budget surplus for fiscal 2005, attributed to stronger-than-expected personal income and other tax receipts, was tempered by modest expectations of an anticipated $29 million surplus for 2006.

The State's debt profile remains high, with approximately $10 billion in general obligation debt outstanding, or nearly $3,000 per capital, which is among the highest in the nation. Concern about this debt level is somewhat tempered by the State's relatively high wealth and income levels.

Connecticut law limits the indebtedness payable from General Fund tax receipts. In 1992, Connecticut voters approved a constitutional amendment requiring a balanced budget for each year and imposing a cap on the growth of expenditures. The General Assembly cannot authorize an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage that exceeds the greater of

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the percentage increase in personal income or the percentage increase in inflation. There is an exception provided if the governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed the limit for purposes of such emergency or extraordinary circumstances. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

FLORIDA BONDS

Florida's revenues and financial reserves continue to be strong. The State's service-oriented economy continues to perform well, having weathered the recession and a spate of recent hurricanes without significant impact on the State's general fund balances or revenue growth projections. Financial services, tourism and healthcare services lead Florida in job growth. The State's growing population strengthens the economy, but puts pressure on such State-sponsored services as education, transportation and social services.

Florida's fiscal 2006 budget includes $26.6 billion in general revenue fund appropriations. The budget stabilization reserve (equal to 5% of general revenues) remains fully funded. Although the State does not have a personal income tax, other revenue sources, primarily sales tax, have grown consistently. State debt medians are above the national average, but moderate at 3.4% of personal income.

The State's labor market is tight. Unemployment has remained below national levels at 3.8% in July 2005, down from 4.7% in July 2004, and well below the national average of 5.0%.

As of January 2006, Florida's general obligation debt carried ratings of "Aa1" by Moody's, "AAA" by Standard & Poor's, and "AA+" by Fitch. The outlook remains stable, based on strong budget reserves and a long track record of prudent budget management and long-term planning. Although the State faces challenges as it funds certain constitutional amendments relating to education spending, growth-related service demands, and rebuilding efforts in the wake of recent (and possible future) natural disasters, the State appears to be well-positioned to address these issues.

GEORGIA BONDS

Georgia's credit outlook remains stable. The State's conservative fiscal policies helped Georgia emerge from the recession, but its recovery remains vulnerable.

Georgia's budget for fiscal 2006 reflected a 5.5% spending increase over fiscal 2005. Like the fiscal 2005 budget, which was based on conservative projections of revenue growth, this year's budget anticipates a modest surplus that should allow the State to replenish its depleted reserves. Georgia's overall debt burden and debt service carrying charges remain low.

Housing markets are stable and home value appreciation grew steadily over the past year, but at lower than the national average. Unemployment has been rising. After hitting a low of 4.3% in February 2004, State unemployment reached 5.3% in July 2005 and was above the July 2005 national average of 5.0 %, aggravated by declines in textile manufacturing and the threatened bankruptcy of Delta Airlines. Despite these setbacks, an increased emphasis on economic diversification has positioned the State for future growth. Rapid growth in population, however, puts stress on the State's infrastructure, particularly in the Atlanta area, and has encouraged increased borrowing.

As of January 2006, Georgia's general obligation debt carried "AAA" ratings with a stable outlook from Standard & Poor's, Moody's, and Fitch.

The Georgia Constitution provides that the State cannot incur general obligation or guaranteed revenue debt if debt service on all existing general obligation and guaranteed revenue debt exceeds 10% of total revenue receipts less refunds of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. The current debt-service carrying charges remain well below the constitutional cap.

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HAWAII BONDS

Hawaii's economy continues to expand, marked by steady growth in employment (particularly in the tourism sector), robust construction activity, and a stable military presence. The State again had an operating surplus for fiscal 2005 and anticipates this trend to continue in coming years. Based on the State's stable outlook, Moody's revised Hawaii's general obligation rating to "Aa2" from "Aa3" in May 2005. As of January 2006, Hawaii's general obligation debt continues to be rated AA- by Standard & Poor's.

Hawaii's economy relies heavily on tourism, a sector that continues to improve. Domestic tourists have been lured to the State by the weak dollar abroad and global security concerns. This steady improvement in tourism, combined with the strong showing of the construction sector, as well as government and finance, insurance, and real estate, has provided the State with an improved employment outlook. Hawaii's unemployment rate compares favorably with trends in other States, as do personal income figures, which continue to grow at a steady pace. These trends suggest continued revenue growth and budget stability, though disruption in tourism or other unforeseen events could significantly affect the State's economy.

Hawaii's finances have continued to improve and strong revenue gains have been posted in recent years and projected for the years ahead. The State's general fund operating budget is proposed to grow by $444 million (11.0%) in fiscal 2006 and $561 million (14.7%) in fiscal 2007. Fixed costs will consume 78% of new spending in fiscal 2006 and 84% of the new spending in fiscal 2007. The State's emergency budget is expected to have a balance of approximately $54 million at the close of fiscal 2006 and to grow to approximately $62 million by the end of 2007. Interest earnings of the emergency budget reserve are credited to the general fund. This fiscal conservatism contributes to the State's creditworthiness.

Although Hawaii's debt burden remains high on a per capita basis, that debt appears manageable. Moreover, the State itself funds many activities, such as school construction, that are typically funded by local governments. While debt servicing continues to strain the State's operating budget, taking up nearly 11% of the State's general expenditures for the most recent year measured, the State continues to pursue debt amortization aggressively, a strategy that helps to keep level the State's debt service.


The Hawaii Constitution provides that general obligation bonds may only be issued by the State if such bonds at the time of issuance will not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds, to exceed 20% of the average general fund revenues of Hawaii in the three fiscal years immediately before the issuance.


MICHIGAN BONDS

Michigan continues to maintain stable ratings despite trailing the rest of the nation in recovering from the recession. The State suffering its fifth straight year of total declines in employment, with unemployment measuring 7.0% in July 2005. The magnitude of the decline has fallen such that calendar year 2005 levels were expected to equal those of 2004. Nevertheless, significant layoff by Delphi and other manufacturers will contribute to downward pressure. Despite prudent fiscal management, the State's weakening manufacturing base undermines Michigan's financial performance.

The revenue forecasts for 2005 anticipated shortfalls of $375 million for the general and school aid funds and generated a projected $773 million general fund gap for fiscal 2006. The legislature made cuts that enabled the State to close the budget gap in fiscal 2005 and leave the State with a positive general fund balance. The overall fiscal 2006 budget totals $41 billion, including $9 billion for general fund spending, $13.9 billion for school aid, $4.8 billion for transportation, $13.9 billion for special purposes, and $250 million for other activities. Michigan's low debt burden provides it with flexibility if projected revenues are not realized. As of January 2006, Michigan's general obligation debt carried ratings of "Aa2" by Moody's and "AA" by Standard & Poor's.

Michigan has several legislative and constitutional provisions that could affect the State's financial condition, including limitations of the ability to issue general obligation debt. The State's debt position is well managed and the State

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maintains historically low debt levels. Issuance has increased as the State shifts from financing capital projects on a pay-go basis to bond financing to provide spending relief, but borrowing levels remain manageable.

As a result of legislative action in 1993 and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed and replaced by other revenues, including an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.


The State Constitution provides that the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations set by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, without the approval of the electors of the local unit voting on the question. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution also contains millage reduction provisions.

In 1978, the Michigan Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. The State may, however, raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the legislature. The revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the legislature. The Constitution also provides that the proportion of State spending paid to all local units of government to total State spending may not be reduced below the proportion in effect in the 1978-1979 fiscal year.


MINNESOTA BONDS

Minnesota's economy continued to rebound after suffering from the 2001 recession and its aftermath. However, the state's policymakers continue to exhibit an inability to resolve ongoing budgetary challenges. For example, in the recent 2005 legislative session a dispute over tax and appropriation bills led to the state's first ever partial governmental shut down. Additionally, over the last several biennia the state has relied on non-recurring revenue streams to address budgetary short falls. The legislature closed a $4.2 billion deficit for the fiscal 2004-2005 biennial budget through spending cuts and various revenue-enhancing measures, including the transfer of approximately $1 billion in tobacco settlement dollars, rather than addressing more central budget balancing issues. Additionally, Minnesota relies heavily on individual, sales, and corporate income taxes, all of which are sensitive to economic conditions.

The 2006-2007 biennial budget, crafted after the governmental shut down, does not rely significantly on onetime revenue sources and is designed to maintain structural balance into the 2008-2009 biennium. However, a 75-cent health impact fee charged per pack of cigarettes, which was projected to generate $401 billion over the biennium, was struck down by a state court in December of 2005 for violating the state's tobacco settlement agreement reached in 1998. As of January 2006, Minnesota's general obligation debt carried ratings of "Aa1" by Moody's and "AAA" by Standard & Poor's.

Minnesota operates under debt control policies established more than 20 years ago and is operating within its allowable debt ratios. In keeping with recommended state debt guidelines, debt service costs as a percent of general fund expenditures remain at or below 3.0%.

MISSOURI BONDS

Missouri's general revenues, whose increase between fiscal 2003 and 2004 reversed a two-year declining trend, seem poised to continue to increase for the 2005 fiscal year as the state anticipates taking in $245 million more than was initially projected. Nonetheless, decreasing unreserved balance levels of the state's two largest operating funds for 4 of the years between fiscal 1998 and 2003 illustrate the State's weakened economy post-recession. During periods of

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economic downturn, the state has been able to achieve break-even operations largely through the Governor's constitutional power to both line-item veto appropriations and withhold funds when necessary to bring anticipated revenues in line with expenditures. For example, at the beginning of fiscal 2004, the governor withheld $240 million in educational and other appropriated funds in order to reign in expenditures. Missouri's budget reserve fund can be drawn upon to finance cash-flow needs or to stabilize the long-term budget -- a device that both helps with balancing the budget but also presents a risk of cash-flow issues.

Despite the state's apparently improving economic health, it faces significant challenges related to Medicaid, elementary and secondary education, higher education, and correctional institutions as expenditure demands continue to outpace general revenue collections. Additionally, the phase-out of the estate tax has contributed to slow general revenue collection increases. The Governor's budget for 2006 seeks to address the continuing growth in Medicaid expenditures through $231 million (approximately 7%) in proposed spending cuts for the program. As of January 2006, Missouri's general obligation debt carried ratings of "Aaa" by Moody's and "AAA" by Standard & Poor's.


Certain provisions of the Constitution of Missouri could adversely affect payment on Missouri municipal bonds. The State Constitution provides that the General Assembly may issue general obligation bonds without voter approval solely for the purpose of (1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years.


The Constitution's Tax Limitation Amendment imposes limits on the amount of State taxes that may be collected by the State of Missouri in any fiscal year. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, however, if total State revenues exceed the State revenue limit by more than 1% in any fiscal year, the State is required to refund the excess. The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor. Revenues have exceeded the limit in the past triggering an income tax refund liability under the Constitution.

To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Funds' portfolio is dependant on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.

The Constitution's Article X, Section 18 imposes limits designed to cap the amount of State taxes that may be collected by the State of Missouri in any fiscal year. The burdens of complying with the Amendment are complex and reduce the state's overall fiscal flexibility. As a result, any additional contribution to fiscal discipline imposed by the Amendment could be outweighed by the accompanying costs.

NEW JERSEY BONDS

New Jersey has a diversified economic base and high wealth and income levels, but the recession drastically reduced State revenues and New Jersey has faced large structural deficits since 2002. Through fiscal 2005, the State consistently borrowed money in order to balance its budget, which led Moody's Investors Service to lower the State's general bond rating from Aa2 to Aa3 in July 2004. Standard & Poor's rating of AA remains unchanged as of January 2006. However, a recent State Supreme Court ruling, which prohibits New Jersey from relying on bond proceeds to balance future budgets, along with a fiscal 2006 budget that exhibits a new willingness to address structural budgetary concerns, represent steps towards improving the State's fiscal posture. Significantly, the State must continue to look toward economic growth to help achieve structural balance, and any economic weakness could strain the State's economic situation and create an even more precarious position.

In recent years, State debt levels have increased and are above historical levels. Additionally, the State faces future budgetary pressure from rising spending commitments in key areas such as education and employee pension funding. Moreover, State law and the State Constitution restrict appropriations. Statutory or legislative restrictions may adversely affect a municipality's or any other bond-issuing authority's ability to repay its obligations. The State Supreme Court in 2003 rejected a legal challenge to the constitutionality of the practice of issuing certain contract bonds without voter approval. Contract bonds, a significant portion of the State's outstanding debt obligations, differ

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from general obligation bonds in that contract bonds are not backed by the full faith and credit of the State, but by annual appropriations.

The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

New Jersey's local budget law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates the issuance of debt by local units by limiting the amount of tax anticipation notes that may be issued by local units and requiring their repayment within 120 days of the end of the fiscal year (not later than June 30 in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute. State law restricts total appropriations increases to 5% annually for such entities, with certain exceptions.

NEW YORK BONDS

New York State and many of its political subdivisions and authorities have faced extraordinary budget challenges as a result of the September 11th terrorist attacks and the national economic recession. However, recent indicators suggest that the State economy is on track toward recovery, leading Moody's Investors Service to upgrade the State's general obligation bond rating to Aa3 from A1. Standard & Poor's rating of AA remains unchanged as of January 2006. The state is still hampered by significant budgetary challenges, however, including a highly polarized political process, heavy reliance on the volatile securities and financial services industry, and uncertainty about educational spending requirements resulting from an ongoing school funding lawsuit.

State tax revenues are projected to yield a two-year growth performance of approximately 25% by the end of the current fiscal year (which ends March 31), which has contributed significantly to the State's improved fiscal outlook. The State projects a $3 billion budget deficit for fiscal 2007, which is smaller than has been projected in recent years.

The State's Authorities (i.e., government agencies) generally are responsible for financing, constructing and operating revenue-producing public facilities. While payments on Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities to meet their financial obligations. Further assistance to Authorities may be required in the future. The amount of debt issued by the Authorities is substantial.

PENNSYLVANIA BONDS

The national economic recession had a marked impact on Pennsylvania's economy. Recovery at the state level has been uneven, especially with regards to job creation, as the Commonwealth's average monthly employment shrunk 1.5% from 2001 to 2003. There are, however, indications that Pennsylvania's economy is improving, as average monthly employment grew in 2005 by 1.2%. Additionally, the Commonwealth ended fiscal 2005 with a budget balance of $365 million, due in part to increased revenue collection resulting from an increase in the personal income tax rate (from 2.8% to 3.07%) and an increase in the cigarette tax (which was increased by $.35). The Commonwealth also faces future budgetary pressure from rising spending commitments in areas including child welfare and medical assistance expenditures for its large elderly population.

Most of the Commonwealth's revenues derive from personal and corporate income taxes and sales taxes, all of which can be sensitive to economic conditions. Despite low debt levels and a diverse economic base, a recently enacted economic stimulus plan for the State to use debt issuance to leverage private investment will likely weaken the Commonwealth's debt profile over the coming years. As of January 2006, Pennsylvania's general obligation debt

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carried ratings of "Aa2" by Moody's and "AA" by Standard & Poor's.


The Pennsylvania Constitution limits the total operating budget appropriations made by the Commonwealth's General Assembly. Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both funds. Tax anticipation notes must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget.


TEXAS BONDS

The national recession surfaced in Texas later than in other states, with the state's gross state product (GSP) growth gradually slowing to approximately 3.0% annually between 2000 and 2003. However, the State's GSP grew an estimated 3.9% in 2004 and is projected to grow between 3.2% and 3.4% from 2005 through 2007. The State's job growth also lags behind the national rate, while its unemployment is more closely aligned. In recent years, the legislature has relied primarily on deep agency spending cuts and the use of the State's rainy day fund to close budget gaps. However, due to higher-than-projected revenues, stemming in part from oil and natural gas production tax increases, the state ended the 2003-2005 biennium with a net cash surplus estimated at $2.5 billion. Nonetheless, audited financial statements for fiscal year 2004 indicate the ending general fund balance was negative $376 million. Other risks include spending pressures generated by an increasing population in areas such as education, criminal justice transportation, water development, and transportation. In addition, the state must address school finance reform, which will likely require substantial expenditure increases, in light of a court decision striking down the state's current funding formula as unconstitutional.

Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts have recently been the primary source of the State's revenue. Any change in federal law that decreases these receipts could have a significant impact on the State's operating budget. As of January 2006, The State's general obligation debt carried ratings of "Aa1" by Moody's and "AA" by Standard & Poor's.


The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. Texas does not have an income tax and derives the majority of tax revenue from sales and use taxes. The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The legislature may avoid this constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists. The Texas Constitution authorizes the legislature to provide by law for the implementation of this restriction, and the legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

In 1997, voters approved a constitutional amendment that prohibits the legislature from authorizing additional State debt payable from general revenues if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service.

WASHINGTON BONDS

Washington's economy has faced significant challenges due to the national recession. These challenges have been exacerbated by the State's heavy reliance on the aerospace technology fields, whose rounds of layoffs and downsizing have placed significant budgetary pressure on the State. The State's above-average debt levels and fiscal uncertainty associated with voter initiatives have also created economic uncertainty. Since mid-2004, however, Washington's economy has rebounded at least moderately, with the State posting job growth of 1.5% overall in 2004 as compared to growth of only 0.2% in 2003 and -0.5% in 2002. Similarly, increased revenues are expected for the 2005-2007 biennium due to the improving economy. As a result, the 2005-2007 budget is expected to yield a surplus, although the 2007-2009 biennium is currently forecast to have a $650 million budget shortfall.

The Boeing Company is the State's largest private employer and exerts a significant impact on overall State production, employment and labor earnings. As a result, the Company's layoff of over 20,000 workers after the September 11th terrorist attacks had a significant affect on the State's economy. The economic base of the State also includes manufacturing and service industries as well as agricultural and timber production. Forest products rank second behind aerospace and high technology in value of total production. A downturn in these sectors could adversely affect the State's economy. International trade plays an important role in the State's employment base. The State's trade levels depend largely on national and world (rather than local) economic conditions, including consumer demand. As of January 2006, Washington's general obligation debt carried ratings of "Aa1" by Moody's and "AA" by Standard & Poor's.


The Washington Constitution gives voters the power to initiate and modify legislation through voter initiatives and referenda. Initiatives and referenda will be put on the ballot upon submission of a petition with specified numbers of signatures, and become law if approved by a majority of voters. Such laws may not be amended for two years except by a two-thirds vote of each house of the State legislature.

In November 2001, voters passed Initiative 747. This initiative limits growth in regular property taxes to the lower of 1% or the rate of inflation. Taxes may exceed this threshold if approved by a simple majority of voters in an election. Initiative 747 may result in significant revenue losses for the State.


Washington's Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes. Most of the State's tax revenues derive from general and selective sales and gross receipt taxes. With certain exceptions, the amount of State general obligation debt and other expenditures that may be incurred is limited by constitutional and statutory restrictions.

                                   APPENDIX C


                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:



                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS          ATTRIBUTION INFORMATION
                                                       (ITEM #1)*          (ITEM #2)*
                                               ------------------          ------------------------
ABN-AMRO Asset Management                                                          Monthly
ADP Retirement Services                                                            Monthly
AG Edwards                                                                         Monthly
AIG SunAmerica                                                                     Monthly
Allstate Life Insurance Company                                                    Monthly
Alpha Investment Consulting Group LLC                                              Monthly
American Express Retirement Services                                               Monthly
American United Life Insurance Company                                             Monthly
AMG                                                                                Monthly
Amivest Capital Management                                                         Monthly
Amvescap Retirement                                                                Monthly
AON Consulting                                                                     Monthly
Arnerich Massena & Associates, Inc.                  Monthly                       Monthly
Asset Performance Partners                                                         Monthly
Asset Strategies Portfolio Services, Inc.                                          Monthly
AXA Financial Services                                                             Monthly
Bank of America Corporation                                                        Monthly
Bank of New York                                                                   Monthly
Bank of Oklahoma                                                                   Monthly
Bank One                                                                           Monthly
BC Zeigler                                                                         Monthly
Becker, Burke Associates                             Monthly                       Monthly
Bell GlobeMedia Publishing Co.                       Monthly
Bellweather Consulting                                                             Monthly
Berthel Schutter                                     Monthly                       Monthly
BilkeyKatz Investment Consultants                    Monthly
Brown Brothers Harriman                                                            Monthly
Buck Consultants, Inc.                                                             Monthly
Callan Associates Inc.                               Monthly                       Monthly
Cambridge Associates LLC                                                           Monthly
Cambridge Financial Services                                                       Monthly
Ceridian                                                                           Monthly
Charles Schwab & Co                                                                Monthly
Chicago Trust Company                                                              Monthly
CIBC Oppenheimer                                                                   Monthly
CitiStreet Retirement Services                                                     Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS          ATTRIBUTION INFORMATION
                                                       (ITEM #1)*          (ITEM #2)*
                                               ------------------          ------------------------
Clark Consulting                                                                   Monthly
Columbia Funds                                                                     Monthly
Columbia Management Group                                                          Monthly
Columbia Trust Company                                                             Monthly
Concord Advisory Group Ltd.                          Monthly                       Monthly
Consulting Services Group, LP                                                      Monthly
Copic Financial                                                                    Monthly
CPI Qualified Plan Consultants                                                     Monthly
CRA RogersCasey                                                                    Monthly
Curcio Webb                                          Monthly                       Monthly
D.A. Davidson                                                                      Monthly
Dahab Assoc.                                                                       Monthly
Daily Access                                                                       Monthly
Defined Contribution Advisors, Inc.                                                Monthly
Delaware Investment Advisors                                                       Monthly
Deloitte & Touche LLP                             Semi-Annually
DeMarche Associates, Inc.                                                          Monthly
DiMeo Schneider & Associates                                                       Monthly
Disabato Associates, Inc.                                                          Monthly
Diversified Investment Advisors, Inc.                                              Monthly
EAI                                                                                Monthly
Edward Jones                                                                       Monthly
Ennis, Knupp & Associates                                                          Monthly
Federated Investors                                                                Monthly
Fidelity Investment                                                                Monthly
Fidelity Investments                                                               Monthly
Fifth Third Bank                                                                   Monthly
First Mercantile Trust Co.                                                         Monthly
FleetBoston Financial Corp.                                                        Monthly
Franklin Templeton                                                                 Monthly
Freedom One Investment Advisors                                                    Monthly
Frost Bank                                                                         Monthly
Fuji Investment Management Co., Ltd.                                               Monthly
Fund Evaluation Group, Inc.                                                        Monthly
Goldman Sachs                                                                      Monthly
Great West Life and Annuity Insurance Company                                      Monthly
Greenwich Associates                                                               Monthly
Guardian Life Insurance                                                            Monthly
Hartford Life Insurance Company                                                    Monthly
Hartland & Co.                                                                     Monthly
Hewitt Financial Services, LLC                                                     Monthly
Hewitt Investment Group                                                            Monthly
Highland Consulting Associates, Inc.                                               Monthly
Holbien Associates, Inc.                                                           Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS          ATTRIBUTION INFORMATION
                                                       (ITEM #1)*          (ITEM #2)*
                                               ------------------          ------------------------
Horace Mann Life Insurance Company                                                 Monthly
HSBC                                                                               Monthly
ICMA Retirement Corp.                                                              Monthly
ING                                                                                Monthly
Institutional Shareholder Services, Inc.             Monthly                       Monthly
Intuit                                                                             Monthly
INVESCO Retirement Services                                                        Monthly
Invesmart                                                                          Monthly
Investment Consulting Services, LLC                                                Monthly
Invivia                                                                            Monthly
Irish Life Inter. Managers                           Monthly
Janney Montgomery Scott LLC                                                        Monthly
Jefferson National Life Insurance Company                                          Monthly
Jeffrey Slocum & Associates, Inc.                    Monthly                       Monthly
JP Morgan Consulting                                                               Monthly
JP Morgan Fleming Asset Management                                                 Monthly
JP Morgan Investment Management                                                    Monthly
Kmotion, Inc.                                        Monthly
LCG Associates, Inc.                                                               Monthly
Legacy Strategic Asset Mgmt. Co.                                                   Monthly
Legg Mason                                                                         Monthly
Lincoln Financial                                                                  Monthly
LPL Financial Services                                                             Monthly
Manulife Financial                                                                 Monthly
Marco Consulting Group                                                             Monthly
Marquette Associates, Inc.                                                         Monthly
MassMutual Financial Group                                                         Monthly
McDonald                                                                           Monthly
Meketa Investment Group                                                            Monthly
Mellon Employee Benefit Solutions                                                  Monthly
Mellon Human Resources & Investor Solutions                                        Monthly
Mercer HR Services                                                                 Monthly
Mercer Investment Consulting                                                       Monthly
Merrill Corporation                                  Monthly                       Monthly
Merrill Lynch                                                                      Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.          Monthly
MetLife                                                                            Monthly
MetLife Investors                                                                  Monthly
MFS Retirement Services, Inc.                                                      Monthly
MFS/Sun Life Financial Distributors, Inc.                                          Monthly
(MFSLF)
Midland National Life                                                              Monthly
Milliman & Robertson Inc.                                                          Monthly
Minnesota Life Insurance Company                                                   Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS          ATTRIBUTION INFORMATION
                                                       (ITEM #1)*          (ITEM #2)*
                                               ------------------          ------------------------
ML Benefits & Investment Solutions                                                 Monthly
Monroe Vos Consulting Group, Inc.                                                  Monthly
Morgan Keegan                                                                      Monthly
Morgan Stanley Dean Witter                                                         Monthly
MorganStanley                                                                      Monthly
Morningstar Associates, Inc.                                                       Monthly
National City Bank                                                                 Monthly
Nationwide Financial                                                               Monthly
NCCI Holdings, Inc.                                                                Monthly
New England Pension Consultants                                                    Monthly
New York Life Investment Management                                                Monthly
Nordstrom Pension Consulting (NPC)                                                 Monthly
NY Life Insurance Company                                                          Monthly
Oxford Associates                                                                  Monthly
Palmer & Cay Investment Services                                                   Monthly
Paul L. Nelson & Associates                                                        Monthly
Peirce Park Group                                                                  Monthly
Pension Consultants, Inc.                                                          Monthly
PFE Group                                                                          Monthly
PFM Group                                                                          Monthly
PFPC, Inc.                                                                         Monthly
Phoenix Life Insurance Company                                                     Monthly
Piper Jaffray/ USBancorp                                                           Monthly
Planco                                               Monthly
PNC Advisors                                                                       Monthly
Portfolio Evaluations, Inc.                                                        Monthly
Prime, Buchholz & Associates, Inc.                                                 Monthly
Protective Life Corporation                                                        Monthly
Prudential Financial                                                               Monthly
Prudential Investments                                                             Monthly
Prudential Securities, Inc.                                                        Monthly
Putnam Investments                                                                 Monthly
Quant Consulting                                                                   Monthly
Reuters, Ltd.                                        Monthly                       Monthly
R.V. Kuhns & Associates, Inc.                                                      Monthly
Raymond James Financial                                                            Monthly
RBC Dain Rauscher                                                                  Monthly
Rocaton Investment Advisors, LLC                                                   Monthly
Ron Blue & Co.                                                                     Monthly
Roszel Advisors, LLC (MLIG)                                                        Monthly
Scudder Investments                                                                Monthly
Segal Advisors                                                                     Monthly
SEI Investment                                                                     Monthly
SG Constellation LLC                                 Monthly                       Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS          ATTRIBUTION INFORMATION
                                                       (ITEM #1)*          (ITEM #2)*
                                               ------------------          ------------------------
Shields Associates                                                                 Monthly
Smith Barney                                                                       Monthly
Spagnola-Cosack, Inc.                                                              Monthly
Standard & Poor's                                                                  Monthly
Stanton Group                                                                      Monthly
State Street Bank & Trust Co.                        Monthly                       Monthly
Stearne, Agee & Leach                                                              Monthly
Stephen's, Inc.                                                                    Monthly
Stifel Nicolaus                                                                    Monthly
Strategic Advisers, Inc.                             Monthly
Strategic Investment Solutions                                                     Monthly
Stratford Advisory Group, Inc.                                                     Monthly
Summit Strategies Group                                                            Monthly
Sun Life Financial Distributors, Inc.                                              Monthly
T. Rowe Price Associates, Inc.                                                     Monthly
TD Asset Management                                                                Monthly
The 401k Company                                                                   Monthly
The Carmack Group, Inc.                                                            Monthly
The Managers Fund                                                                  Monthly
The Vanguard Group                                                                 Monthly
Towers Perrin                                                                      Monthly
Transamerica Retirement Services                                                   Monthly
Travelers Life & Annuity Company                                                   Monthly
UBS- Prime Consulting Group                                                        Monthly
UMB                                                                                Monthly
Union Bank of California                                                           Monthly
US Bank                                                                            Monthly
USI Retirement                                                                     Monthly
Valic                                                                              Monthly
Vanguard                                                                           Monthly
Victory Capital Management                                                         Monthly
Vestek Systems, Inc.                                 Monthly
Wachovia Bank                                                                      Monthly
Watson Wyatt Worldwide                               Monthly                       Monthly
Welch Hornsby                                                                      Monthly
Wells Fargo                                                                        Monthly
William M. Mercer Consulting Inc.                                                  Monthly
Wilshire Associates Incorporated                                                   Monthly
Wurts & Associates                                   Monthly                       Monthly
Wyatt Investment Consulting, Inc.                                                  Monthly
Yanni Partners                                                                     Monthly


----------

* This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                                                November 8, 2005


                                   APPENDIX D




                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION


         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.


         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

         Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

         The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

         Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

         For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

There are some actions by directors that may result in votes being withheld. These actions include:


Attending less than 75% of board and committee meetings without a valid excuse. Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
Failing to act on takeover offers where a majority of shareholders tendered their shares.
Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
Failing to replace management as appropriate.


We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:


The stock's volatility, to ensure the stock price will not be back in the money over the near term.
Management's rationale for why the repricing is necessary.
The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
Other factors, such as the number of participants, term of option, and the value for value exchange.


         In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

CUMULATIVE VOTING

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:


Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

No dead-hand or no-hand pills.

Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.


SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                     LORD ABBETT MUNICIPAL INCOME FUND, INC.
               (formerly, Lord Abbett Tax-Free Income Fund, Inc.)

                                     PART C
                                OTHER INFORMATION

Item 23.     Exhibits

     (a)     (i)     ARTICLES OF RESTATEMENT. Incorporated by reference to Post
                     Effective Amendment No. 29 to the Registration Statement on
                     Form N-1A filed on December 2, 1998.
             (ii)    ARTICLES OF AMENDMENT DATED FEBRUARY 2, 1999. Incorporated
                     by reference to Post Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28,
                     2002.
             (iii)   ARTICLES SUPPLEMENTARY DATED FEBRUARY 2, 1999. Incorporated
                     by reference to Post Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28,
                     2002.
             (iv)    ARTICLES OF AMENDMENT EFFECTIVE JANUARY 28, 2005.
                     Incorporated by reference to Post-Effective Amendment No.
                     37 on form N-1A filed on January 28, 2005.

     (b) BY-LAWS AS AMENDED ON JANUARY 28, 2005. Incorporated by reference to Post-Effective Amendment No. 37 on form N-1A filed on January 28, 2005.

     (c)     INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

     (d)     INVESTMENT ADVISORY CONTACTS

                     (i) MANAGEMENT AGREEMENT. Incorporated by reference to Post Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.
                     (ii) ADDENDUM TO MANAGEMENT AGREEMENT DATED OCTOBER 1, 2004. FILED HEREIN.
                     (iii) EXPENSE REIMBURSEMENT AGREEMENT DATED OCTOBER 1, 2004. FILED HEREIN.
                     (iv) EXPENSE REIMBURSEMENT AGREEMENT DATED OCTOBER 1, 2005. FILED HEREIN.

     (e) UNDERWRITING CONTRACTS. Distribution Agreement. Incorporated by reference to Post Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

     (f) BONUS OR PROFIT SHARING CONTRACTS. Incorporated by reference to Post Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on January 31, 2001.

     (g) CUSTODIAN AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 37 on form N-1A filed on January 28, 2005

     (h)     OTHER MATERIAL CONTRACTS

                     (i) TRANSFER AGENCY AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 37 on form N-1A filed January 28, 2005.
                     (ii) ADMINISTRATIVE SERVICES AGREEMENT. (INCLUDING AMENDMENTS #1-#8). FILED HEREIN.

     (j) LEGAL OPINION. CONSENT OF WILMER CUTLER PICKERING HALE AND DORR LLP. FILED HEREIN.

     (k)     OTHER OPINION. CONSENT OF DELOITTE & TOUCHE, LLP. FILED HEREIN.

     (l) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to the Registrant's 2005 Annual Report on Form N-CSR filed on December 9, 2005.

     (m)     INITIAL CAPITAL AGREEMENTS incorporated by reference.

     (n)     RULE 12b-1 PLANS.
             (i) Rule 12b-1 Class A Plans for all Funds*
             (ii) Rule 12b-1 Class B Plan for the National Fund only*
             (iii) Rule 12b-1 Class C Plans for California, National, and New York Funds. Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of Form N-1A filed on January 28, 2003.
             (iv) Rule 12b-1 Class P Plan for all Funds. Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of Form N-1A filed on January 28, 2003.
             * Incorporated by reference to Post Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

     (o) RULE 18f-3 PLAN. Incorporated by reference to Post-Effective Amendment No. 37 on form N-1A filed on January 28, 2005.

     (p)     Not applicable.

     (q)     CODE OF ETHICS. FILED HEREIN.

Item 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

             None.

Item 25.     INDEMNIFICATION

             The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since the Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

             The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

             In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both
             Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or
             Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by
             (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             In addition, the Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.

(a)     Adviser - Lord, Abbett & Co. LLC

        Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)     Partners

        The following are partners of Lord, Abbett & Co. LLC. Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert Dow, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer,
W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Larry H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

The principal business address of each of these persons is c/o the Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None of the partners is or has been engaged in any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for his/her own account or in the capacity of director, officer employee, partner or trustee.

Item 27.     PRINCIPAL UNDERWRITERS
             Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also services as principal underwriter for the following Lord Abbett-sponsored funds:

             (a)   Lord Abbett Affiliated Fund, Inc.
                   Lord Abbett Blend Trust
                   Lord Abbett Bond-Debenture Fund, Inc.
                   Lord Abbett Developing Growth Fund, Inc.
                   Lord Abbett Global Fund, Inc.
                   Lord Abbett Investment Trust
                   Lord Abbett Large-Cap Growth Fund
                   Lord Abbett Mid-Cap Value Fund, Inc.
                   Lord Abbett Municipal Income Trust
                   Lord Abbett Research Fund, Inc.
                   Lord Abbett Securities Trust
                   Lord Abbett Series Fund, Inc.
                   Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord, Abbett Distributor LLC are:

             NAME AND PRINCIPAL     POSITIONS AND OFFICES WITH     POSITIONS AND OFFICES
             BUSINESS ADDRESS *     LORD ABBETT DISTRIBUTOR LLC    WITH REGISTRANT
             ------------------     ---------------------------    ---------------
             Robert S. Dow          Chief Executive Officer        Chairman and President
             Lawrence H. Kaplan     General Counsel                Vice President & Secretary
             John K. Forst          Deputy General Counsel         Vice President and Assistant Secretary
             Marion Zapolin         Chief Financial Officer        Not Applicable

             *Each of the above has a principal business address:
             90 Hudson Street, Jersey City, New Jersey  07302

             (c)   Not applicable

Item 28.     LOCATION OF ACCOUNTS AND RECORDS

             The Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

             Lord, Abbett & Co. LLC maintains the records required by Rules 31a
             - 1(f) and 31a - 2(e) at its main office.

             Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.     MANAGEMENT SERVICES

             None.

Item 30.     UNDERTAKINGS

             The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

             The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey as of 30th day of January, 2006.

                                    LORD ABBETT MUNICIPAL INCOME FUND, INC.

                                    /s/ Christina T. Simmons
                                    ------------------------
                                    By: Christina T. Simmons
                                    Vice President and Assistant Secretary

                                    /s/ Joan A. Binstock
                                    --------------------
                                    By: Joan A. Binstock
                                    Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                            TITLE                           DATE
----------                                            -----                           ----
                                             Chairman, President
/s/Robert S. Dow*                              and Director                     January 30, 2006
-----------------                            ----------------                   ----------------
Robert S. Dow

/s/ E. Thayer Bigelow*                       Director                           January 30, 2006
----------------------------                 ---------------------              ----------------
E. Thayer Bigelow

/s/William H. T. Bush*                       Director                           January 30, 2006
----------------------------                 ------------------------           ----------------
William H. T. Bush

/s/Robert B. Calhoun, Jr.*                   Director                           January 30, 2006
----------------------------                 ------------------------           ----------------
Robert B. Calhoun, Jr.

/s/Julie A. Hill*                            Director                           January 30, 2006
------------------                           ------------------------           ----------------
Julie A. Hill

/s/Franklin W. Hobbs*                        Director                           January 30, 2006
----------------------------                 ------------------------           ----------------
Franklin W. Hobbs

/s/C. Alan Macdonald*                        Director                           January 30, 2006
----------------------------                 -----------------------            ----------------
C. Alan MacDonald

/s/ Thomas J. Neff*                          Director                           January 30, 2006
-------------------                          ----------------                   ----------------
Thomas J. Neff

* By   /s/ Christina T. Simmons
       ---------------------------
       Christina T. Simmons
       Attorney - in - Fact

                                POWER OF ATTORNEY

         Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                  TITLE                               DATE
/s/Robert S. Dow                            Chairman, President                 April 19, 2005
Robert S. Dow                               and Director/Trustee                --------------
                                            --------------------


/s/ E. Thayer Bigelow                       Director/Trustee                    April 29, 2005
E. Thayer Bigelow                           ----------------                    --------------


/s/ William H. T. Bush                      Director/Trustee                    April 19, 2005
William H. T. Bush                          ----------------                    --------------


/s/ Robert B. Calhoun, Jr.                  Director/Trustee                    April 19, 2005
Robert B. Calhoun, Jr.                      ----------------                    --------------


/s/ Julie A. Hill                           Director/Trustee                    April 19, 2005
Julie A. Hill                               ----------------                    --------------


/s/ Franklin W. Hobbs                       Director/Trustee                    April 19, 2005
Franklin W. Hobbs                           ----------------                    --------------


/s/ C. Alan MacDonald                       Director/Trustee                    April 19, 2005
C. Alan MacDonald                           ----------------                    --------------


/s/ Thomas J. Neff                          Director/Trustee                    April 19, 2005
Thomas J. Neff                              ----------------                    --------------

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Municipal Income Fund, Inc.

                       Lord Abbett Municipal Income Trust

               Lord Abbett U.S. Government & Government Sponsored
                       Enterprises Money Market Fund, Inc.